                                                                   EXHIBIT 99.24


[MERRILL LYNCH LOGO]                COMPUTATIONAL MATERIALS FOR
                                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                    SERIES 2005-NC1

--------------------------------------------------------------------------------




                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS

                          $[985,587,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-NC1


                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                        NEW CENTURY MORTGAGE CORPORATION
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                       [WELLS FARGO BANK MINNESOTA, N.A.]
                                [MASTER SERVICER]

                      DEUTSCHE BANK NATIONAL TRUST COMPANY
                                     TRUSTEE



                               JANUARY [26], 2005



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                COMPUTATIONAL MATERIALS FOR
                                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                    SERIES 2005-NC1

--------------------------------------------------------------------------------


Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.


Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.


Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                COMPUTATIONAL MATERIALS FOR
                                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                    SERIES 2005-NC1

--------------------------------------------------------------------------------

                                   TERM SHEET
                               JANUARY [26], 2005

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-NC1
                          $[985,587,000] (APPROXIMATE)
                               SUBJECT TO REVISION

                                                                                            EXPECTED  STATED
                                          WAL (YRS)   PAYMENT WINDOW                        FINAL     FINAL
    CLASS        APPROX                   (CALL(4)/     (CALL(4)/      PAYMENT    INTEREST  MATURITY  MATURITY   EXPECTED RATINGS
                SIZE ($)       COUPON    MATURITY )     MATURITY)        DELAY    ACCRUAL     (4)        (5)      (MOODY'S / S&P)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A-1A     534,346,000
                                                      Information Not Provided Hereby                                 Aaa/AAA
---------------------------------------------------------------------------------------------------------------------------------
CLASS A-1B     59,372,000    LIBOR + [ ] 2.10 / 2.32 1 - 73 / 1 - 177     0     Actual/360 Feb-2011  Oct-2035       Aaa/AAA
                              (1), (2)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A-2A     127,092,000   LIBOR + [ ] 1.00 / 1.00 1 - 22 / 1 - 22      0     Actual/360 Nov-2006  Oct-2035       Aaa/AAA
                              (1), (2)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A-2B     71,825,000    LIBOR + [ ] 2.70 / 2.70  22 - 63 / 22 - 63   0     Actual/360 Apr-2010  Oct-2035       Aaa/AAA
                              (1), (2)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A-2C     19,593,000    LIBOR + [ ] 5.94 / 7.34  63 - 73 / 63 - 148  0     Actual/360 Feb-2011  Oct-2035       Aaa/AAA
                              (1), (2)
---------------------------------------------------------------------------------------------------------------------------------
CLASS M-1      57,113,000    LIBOR + [ ] 4.57 / 5.05  44 - 73 / 44 - 144  0     Actual/360 Feb-2011  Oct-2035      Aa2/[AA]
                              (1), (3)
---------------------------------------------------------------------------------------------------------------------------------
CLASS M-2      40,434,000    LIBOR + [ ] 4.39 / 4.83  41 - 73 / 41 - 132  0     Actual/360 Feb-2011  Oct-2035       A2/[A]
                              (1), (3)
---------------------------------------------------------------------------------------------------------------------------------
CLASS M-3      34,874,000    LIBOR + [ ] 4.30 / 4.69  39 - 73 / 39 - 120  0     Actual/360 Feb-2011  Oct-2035       A3/[A-]
                              (1), (3)
---------------------------------------------------------------------------------------------------------------------------------
CLASS B-1      13,141,000    LIBOR + [ ] 4.27 / 4.59  39 - 73 / 39 - 105  0     Actual/360 Feb-2011  Oct-2035     Baa1/[BBB+]
                              (1), (3)
---------------------------------------------------------------------------------------------------------------------------------
CLASS B-2      10,108,000    LIBOR + [ ] 4.23 / 4.50  38 - 73 / 38 - 98   0     Actual/360 Feb-2011  Oct-2035     Baa2/[BBB+]
                              (1), (3)
---------------------------------------------------------------------------------------------------------------------------------
CLASS B-3       7,581,000    LIBOR + [ ] 4.23 / 4.43  38 - 73 / 38 - 91   0     Actual/360 Feb-2011  Oct-2035     Baa3/[BBB]
                              (1), (3)
---------------------------------------------------------------------------------------------------------------------------------
CLASS B-4      10,108,000    LIBOR + [ ] 4.22 / 4.32  37 - 73 / 37 - 84   0     Actual/360 Feb-2011  Oct-2035     Ba1/[BBB-]
                              (1), (3)
---------------------------------------------------------------------------------------------------------------------------------
CLASS B-5(6)   10,108,000    LIBOR + [ ] 4.06 / 4.06  37 - 73 / 37 - 73   0     Actual/360 Feb-2011  Oct-2035      Ba2/[BB+]
                              (1), (3)
---------------------------------------------------------------------------------------------------------------------------------
CLASS B-6 (6)   3,032,000    LIBOR + [ ] 3.75 / 3.75  37 - 57 / 37 - 57   0     Actual/360 Oct-2009  Oct-2035      NR/[BB+]
                              (1), (3)
---------------------------------------------------------------------------------------------------------------------------------
    TOTAL:     998,727,000
---------------------------------------------------------------------------------------------------------------------------------

1)       Subject to the Available Funds Cap and the Maximum Rate Cap
2) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class A-1A, Class A-1B, Class A-2A, Class A-2B and Class A-2C Certificates will increase to 2x its respective margin.
3) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will increase to 1.5x its respective margin.
4) The Certificates will be priced at 20% HEP for the fixed rate mortgage loans and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate mortgage loans. Assumes 10% optional termination occurs.
5)       Latest maturity date for any mortgage loan plus one year.
6) The Class B-5 and Class B-6 Certificates will be privately placed. All information presented herein with respect to the Class B-5 and Class B-6 Certificates is solely to assist your understanding of the Offered Certificates.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                COMPUTATIONAL MATERIALS FOR
                                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                    SERIES 2005-NC1

--------------------------------------------------------------------------------


                                          CONTACTS

MBS/ABS TRADING/SYNDICATE
-------------------------
Scott Soltas                            212-449-3659          scott_soltas@ml.com
Vince Mora                              212-449-1437          vince_morajr@ml.com
Charles Sorrentino                      212-449-3659          charles_sorrentino@ml.com
Edgar Seah                              212-449-3659          edgar_seah@ml.com

GLOBAL ASSET BACKED FINANCE
---------------------------
Matt Whalen                             212-449-0752          matthew_whalen@ml.com
Paul Park                               212-449-6380          paul_park@ml.com
Tom Saywell                             212-449-2122          tom_saywell@ml.com
Alan Chan                               212-449-8140          alan_chan@ml.com
Fred Hubert                             212-449-5071          fred_hubert@ml.com
Alice Chu                               212-449-1701          alice_chu@ml.com
Sonia Lee                               212-449-5067          sonia_lee@ml.com
Oleg Saitskiy                           212-449-1901          oleg_saitskiy@ml.com
Keith Singletary                        212-449-9431          keith_singletary@ml.com
Calvin Look                             212-449-5029          calvin_look@ml.com

MOODY'S
-------
Wioletta Frankowicz                     212-553-1019          wioletta.frankowicz@moodys.com

STANDARD & POOR'S
-----------------
Victor Bhagat                           212-438-1130          victor_bhagat@standardandpoors.com




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                COMPUTATIONAL MATERIALS FOR
                                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                    SERIES 2005-NC1

--------------------------------------------------------------------------------


TITLE OF CERTIFICATES         Merrill Lynch Mortgage Investors, Inc., Mortgage
                              Loan Asset-Backed Certificates Series 2005-NC1, consisting of:
                              Class A-1A and Class A-1B Certificates (the "Class
                              A-1 Certificates"), Class A-2A, Class A-2B and
                              Class A-2C Certificates (collectively, the "Class
                              A-2 Certificates", and together with the Class A-1
                              Certificates, the Class A Certificates"), Class
                              M-1, Class M-2 and Class M-3 Certificates
                              (collectively, the "Class M Certificates"), and
                              Class B-1, Class B-2, Class B-3, Class B-4, Class
                              B-5 and Class B-6 Certificates (collectively, the
                              "Class B Certificates") The Class A Certificates, the Class M Certificates and the Class B
                              Certificates (other than the Class B-5 and Class
                              B-6 Certificates) are collectively known as the "Offered Certificates".
                              The Class M and Class B Certificates are collectively known as the "Subordinate
                              Certificates".

LEAD MANAGER                  Merrill Lynch, Pierce, Fenner & Smith Incorporated

CO-MANAGER                    Banc of America Securities LLC

DEPOSITOR                     Merrill Lynch Mortgage Investors, Inc.

SELLER                        Merrill Lynch Mortgage Capital Inc.

ORIGINATOR                    New Century Mortgage Corporation

SERVICER                      Wilshire Credit Corporation

[MASTER SERVICER]             [Wells Fargo Bank, N.A.]

TRUSTEE                       Deutsche Bank National Trust Company

CUT-OFF DATE                  January 1, 2005

PRICING DATE                  On or about January [27], 2005

CLOSING DATE                  On or about January [31], 2005

DISTRIBUTION DATES            Distribution of principal and interest on the
                              Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in February 2005.

ERISA CONSIDERATIONS          The Offered Certificates will be ERISA eligible
                              as of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue
                              Code of an ERISA Plan's acquisition and ownership of such Offered Certificates.

LEGAL INVESTMENT              The Offered Certificates will not constitute
                              "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS                    For federal income tax purposes, the Trust Fund
                              will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                COMPUTATIONAL MATERIALS FOR
                                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                    SERIES 2005-NC1

--------------------------------------------------------------------------------

OPTIONAL TERMINATION          The Trustee will be required to effect an auction
                              of the assets of the Trust Fund when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date. The auction will be effected via a solicitation of bids from at least three bidders.
                              Any such auction will result in the termination of the Trust Fund only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding principal balance of the Certificates, plus accrued interest on the Certificates, (ii) any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations, (iii) certain amounts described in the Prospectus
                              Supplement, and (iv) the costs incurred by the Trustee in connection with such auction.

MORTGAGE LOANS                Fixed rate and adjustable rate, first and second
                              lien, sub-prime Mortgage Loans having an aggregate stated principal balance as of the Cut-Off Date of approximately $1,010,863,601 originated by New
                              Century Mortgage Corporation.

                              The mortgage pool will consist of fixed rate and adjustable rate mortgage loans ("Mortgage Loans") that were purchased from New Century Mortgage Corporation and will be serviced by Wilshire Credit Corporation. The mortgage pool will be divided into two groups referred to as Group 1 and Group 2. Group 1 will consist of fixed rate and adjustable rate mortgage loans that had a principal balance at origination of no more than $359,650 if a single-unit property (or $539,475 if the property is located in Hawaii or Alaska), $460,400 if a two-unit property (or $690,600 if the property is located in Hawaii or Alaska), $556,500 if a three-unit property (or $834,750 if the property is located in Hawaii or Alaska), or $691,600 if a four-unit property (or $1,037,400 if the property is located in Hawaii or Alaska) and second lien fixed rate mortgage loans that had a principal balance at origination of no more than $179,825 (or $269,725 if the property is located in Hawaii or Alaska). Group 2 will consist of fixed rate and adjustable rate mortgage loans that had principal balances at origination that may or may not conform to the criteria specified above for mortgage loans included in Group 1.

TOTAL DEAL SIZE               Approximately [$985,587,000]

ADMINISTRATIVE FEES           The Servicer will be paid fees aggregating 51 bps
                              per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS           1.       Excess interest
                              2.       Over-Collateralization
                              3.       Subordination

EXCESS INTEREST               Excess interest cashflow will be available as
                              credit enhancement.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                COMPUTATIONAL MATERIALS FOR
                                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                    SERIES 2005-NC1

--------------------------------------------------------------------------------



OVER-COLLATERALIZATION        The over-collateralization ("O/C") amount is equal
                              to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Certificates. On the Closing Date, the over-collateralization amount will equal approximately [1.20]% of the aggregate principal balance of the Mortgage Loans. To the extent that over-collateralization amount is reduced below the over-collateralization target amount (i.e.,
                              [1.20]% of the aggregate principal balance of the Mortgage Loans as of the Closing Date), excess cashflow will be directed to build O/C until the over-collateralization target amount is restored.

                              Initial: Approximately [1.20]% of original balance
                              Target: [1.20]% of original balance before stepdown, [2.40]% of current balance after stepdown
                              Floor: 0.50% of original balance

                              (PRELIMINARY AND SUBJECT TO REVISION)

SUBORDINATION (1):                         CLASSES                         RATING (M/S)                    SUBORDINATION
                                           -------                         ------------                    -------------

                                           Class A                            Aaa/AAA                         19.65%
                                          Class M-1                           Aa2/AA                          14.00%
                                          Class M-2                            A2/A                           10.00%
                                          Class M-3                            A3/A-                           6.55%
                                          Class B-1                          Baa1/BBB+                         5.25%
                                          Class B-2                          Baa2/BBB+                         4.25%
                                          Class B-3                          Baa3/BBB                          3.50%
                                          Class B-4                          Ba1/BBB-                          2.50%
                                          Class B-5                           Ba2/BB+                          1.50%
                                          Class B-6                           NR/BB+                           1.20%

(1)The subordination includes the initial over-collateralization level of approximately 1.20%.

CLASS SIZES:                               CLASSES                         RATING (M/S)                     CLASS SIZES
                                           -------                         ------------                     -----------
                                           Class A                            Aaa/AAA                         80.35%
                                          Class M-1                           Aa2/AA                           5.65%
                                          Class M-2                            A2/A                            4.00%
                                          Class M-3                            A3/A-                           3.45%
                                          Class B-1                          Baa1/BBB+                         1.30%
                                          Class B-2                          Baa2/BBB+                         1.00%
                                          Class B-3                          Baa3/BBB                          0.75%
                                          Class B-4                          Ba1/BBB-                          1.00%
                                          Class B-5                           Ba2/BB+                          1.00%
                                          Class B-6                           NR/BB+                           0.30%


INTEREST ACCRUAL              For the Offered Certificates and the Class B-5 and
                              Class B-6 Certificates, interest will initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date.

COUPON STEP UP                If the 10% optional termination does not occur on
                              the first distribution date on which it is
                              possible, (i) the margin on each of the Class A
                              Certificates will increase to 2x its respective
                              margin, and (ii) the margin on each of the Class M
                              and Class B Certificates will increase to 1.5x its
                              respective margin.
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                COMPUTATIONAL MATERIALS FOR
                                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                    SERIES 2005-NC1

--------------------------------------------------------------------------------

AVAILABLE FUNDS CAP           The pass-through rates of the Offered Certificates
                              and the Class B-5 and Class B-6 Certificates on each Distribution Date will be subject to the "Available Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Reimbursement for shortfalls arising as a result of the application of the Available Funds Cap will be paid only on a subordinated basis. "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate less the administrative fees.

CAP CONTRACT                  The trust fund will own a one-month LIBOR cap
                              contract purchased for the benefit of the Certificates. The trust fund will receive a payment under the cap contract with respect to any Distribution Date on which one-month LIBOR
                              (subject to a cap equal to [9.620%] per annum) exceeds the lower collar with respect to such Distribution Date shown in the table appearing on page 46. Payments received on the cap contract will be available to pay interest to the holders of the Offered Certificates and the Class B-5 and Class B-6 Certificates, up to the amount of interest shortfalls on such certificates to the extent attributable to rates in excess of the Available Funds Cap, as described herein (except to the extent attributable to the fact that Realized Losses are not allocated to the Class A
                              Certificates after the Subordinate Certificates have been written down to zero).

MAXIMUM RATE CAP              The pass-through rates of the Offered Certificates
                              and the Class B-5 and Class B-6 Certificates will also be subject to the "Maximum Rate Cap". For the Offered Certificates and the Class B-5 and Class
                              B-6 Certificates, the Maximum Rate Cap is a per annum rate equal to, on each distribution date, the product of (i) 12 times the quotient obtained by dividing (x) the aggregate scheduled interest that would have been due on the Mortgage Loans during the related due period had the adjustable rate Mortgage Loans provided for interest at their net maximum lifetime mortgage rates and at the net mortgage rates on the fixed rate Mortgage Loans by
                              (y) the aggregate stated principal balance of the Mortgage Loans as of the preceding Distribution
                              Date and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related accrual period. Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

NET WAC For any Distribution Date, a per annum rate equal to 12 times the quotient obtained by dividing (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, by (y) the aggregate stated principal balance of the Mortgage Loans as of the preceding Distribution Date.



SHORTFALL                     If on any Distribution Date the pass-through rate
REIMBURSEMENT                 is limited by the Available Funds Cap, the amount
                              of such interest that would have been distributed if the pass-through rate had not been so limited by the Available Funds Cap, up to but not exceeding the greater of (i) the Maximum Rate Cap and (ii) the lesser of (A) One Month LIBOR and (B)
                              [9.620]% per annum (which is the rate shown under the heading, "1ML Strike, Upper Collar" in the table entitled "One Month LIBOR Cap Table" shown on page 46), and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis. No such Carryover with respect to a Class will be paid to such Class once the Certificate principal balance thereof has been reduced to zero.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                COMPUTATIONAL MATERIALS FOR
                                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                    SERIES 2005-NC1

--------------------------------------------------------------------------------


CASHFLOW PRIORITY              1.   Administrative Fees.

                               2.   Available interest funds, as follows:
                                    monthly interest, including any unpaid
                                    monthly interest from prior months,
                                    concurrently, to the Class A Certificates;
                                    then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3 Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates, then to the Class B-3 Certificates, then to the Class B-4 Certificates, then to the Class B-5 Certificates, and then to the Class B-6 Certificates.

                               3.   Available principal funds, as follows:
                                    monthly principal to the Class A
                                    Certificates as described under "PRINCIPAL
                                    PAYDOWN", then monthly principal to the
                                    Class M-1 Certificates, then monthly
                                    principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates, then monthly principal to the Class B-3 Certificates, then monthly principal to the Class B-4 Certificates, then monthly principal to the Class B-5 Certificates, and then monthly principal to the Class B-6 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                              4. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                              5. Excess interest to pay subordinate principal shortfalls.

                              6. Excess interest to pay Carryover resulting from imposition of the Available Funds Cap.

                              7.    Any remaining amount will be paid in
                                    accordance with the Pooling and Servicing
                                    Agreement and will not be available for
                                    payment to holders of the Offered
                                    Certificates and the Class B-5 and Class
                                    B-6 Certificates.

                              Payments received on the Cap Contract will only be available to the Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Class M and Class B Certificates have been written down to zero. Any excess of amounts received on the Cap Contract over amounts needed to pay such Carryovers on the Certificates will be distributed in respect of other classes of certificates not described herein.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                COMPUTATIONAL MATERIALS FOR
                                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                    SERIES 2005-NC1

--------------------------------------------------------------------------------


PRINCIPAL PAYDOWN


IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

     1) The Group 1 Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.

     2) The Group 2 Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates.

     Group 1 Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group 1 mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

     Group 2 Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group 2 mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

     Principal distributions allocated to the Class A-1 Certificates will be distributed pro rata between the Class A-1A and Class A-1B Certificates; provided that in the event that a Class A-1 Trigger Event (as defined below) has occurred, amounts allocated to the Class A-1 Certificates will be distributed to the Class A-1A and Class A-1B Certificates sequentially.

     Principal distributions allocated to the Class A-2 Certificates will be distributed to the Class A-2A Certificates until the Certificate principal balance thereof has been reduced to zero, then to the Class A-2B Certificates until the Certificate principal balance thereof has been reduced to zero and then to the Class A-2C Certificates until the Certificate principal balance thereof has been reduced to zero.

     After the Certificate principal balance of either the Class A-1 or Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) or (2) above, as applicable, will be distributed to the Class A-1 or Class A-2 Certificates (i.e., whichever such class or classes remain outstanding), as the case may be. After the aggregate Certificate principal balance of both the Class A-1 and Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                COMPUTATIONAL MATERIALS FOR
                                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                    SERIES 2005-NC1

--------------------------------------------------------------------------------




IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class B-1 Certificates, sixth to the Class B-2 Certificates, seventh to the Class B-3 Certificates, eighth to the Class B-4, ninth to the Class B-5 Certificates and tenth to the Class B-6 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:


                   CLASS A                                           39.30%*
                   CLASS M-1                                         28.00%*
                   CLASS M-2                                         20.00%*
                   CLASS M-3                                         13.10%*
                   CLASS B-1                                         10.50%*
                   CLASS B-2                                         8.50%*
                   CLASS B-3                                         7.00%*
                   CLASS B-4                                         5.00%*
                   CLASS B-5                                         3.00%*
                   CLASS B-6                                         2.40%*
                   *includes overcollateralization




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                COMPUTATIONAL MATERIALS FOR
                                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                    SERIES 2005-NC1

--------------------------------------------------------------------------------


THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)     The Distribution Date is on or after the February 2008 Distribution Date;
ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and
iii)   A Stepdown Loss Trigger Event does not exist.

SUBORDINATE                   The first Distribution Date on which the Required
CLASS PRINCIPAL               Percentage (i.e., the sum of the outstanding
DISTRIBUTION                  principal balance of the subordinate Certificates
DATE                          and the O/C amount divided by the aggregate stated
                              principal balance of the Mortgage Loans, as of the end of the related due period) is greater than or equal to the Senior Specified Enhancement
                              Percentage (including O/C), which is equal to two times the initial Class A-1 and Class A-2 subordination percentage.
                              SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                              [39.30%]
                              or
                              ([18.45%]+[1.20%])*2

STEPDOWN LOSS TRIGGER         The situation that exists with respect to any
EVENT                         Distribution Date after the Stepdown Date, if (a)
[PRELIMINARY AND              the quotient of (1) the aggregate Stated Principal
SUBJECT TO REVISION]          Balance of all Mortgage Loans 60 or more days
                              delinquent, measured on a rolling three month basis (including Mortgage Loans in foreclosure and REO Properties) and (2) the Stated Principal
                              Balance of all the Mortgage Loans as of the preceding Servicer Remittance Date, equals or exceeds the product of (i) [41]% and (ii) the Required Percentage or (b) the quotient (expressed as a percentage)of (1) the aggregate Realized
                              Losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off
                              Date exceeds the Required Loss Percentage shown below.

                              DISTRIBUTION DATE OCCURRING     REQUIRED LOSS PERCENTAGE
                              February 2008 - January 2009    [2.50]% with respect to February 2008, plus an additional
                                                              1/12th of [1.50]% for each month thereafter
                              February 2009 - January 2010    [4.00]% with respect to February 2009, plus an additional 1/12th of
                                                              [1.00]% for each month thereafter
                              February 2010 - January 2011    [5.00]% with respect to February 2010, plus an additional 1/12th of
                                                              [0.75]% for each month thereafter
                              February 2011 and thereafter    [5.75]%

CLASS A-1 TRIGGER EVENT       A Class A-1 Trigger Event is identical to a Step
                              Down Loss Trigger Event provided that during the period from February 2005 - January 2008 a
                              Required Loss Percentage of [2.50]% shall be in effect.

                                        [PRELIMINARY AND SUBJECT TO REVISION]

PROSPECTUS                    The Offered Certificates will be offered pursuant
                              to a Prospectus which includes a Prospectus
                              Supplement (together, the "Prospectus"). Complete information with respect to the Offered
                              Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                              Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES          The following tables describe the mortgage loans
                              and the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.



--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                        COMPUTATIONAL MATERIALS FOR
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]                    SERIES 2005-NC1
                                        TOTAL COLLATERAL SUMMARY
-------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance                                                                $1,010,863,601
Aggregate Original Principal Balance                                                                   $1,013,979,953
Number of Mortgage Loans                                                                                   6,006
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                 MINIMUM                        MAXIMUM                  AVERAGE (1)
                                                 -------                        -------                  -----------
Original Principal Balance                       $18,200                       $750,000                   $168,828
Outstanding Principal Balance                    $18,109                       $749,982                   $168,309
---------------------------------------------------------------------------------------------------------------------------
                                                 MINIMUM                        MAXIMUM             WEIGHTED AVERAGE (2)
                                                 -------                        -------             --------------------
Original Term (mos)                                120                            360                       352
Stated remaining Term (mos)                        115                            357                       348
Loan Age (mos)                                      3                              9                         4
Current Interest Rate                            4.500%                         12.700%                    7.283%
Initial Interest Rate Cap(4)                     1.000%                         3.000%                     1.540%
Periodic Rate Cap(4)                             1.000%                         3.000%                     1.539%
Gross Margin(4)                                  1.000%                         7.950%                     5.530%
Maximum Mortgage Rate(4)                         11.400%                        19.050%                   14.211%
Minimum Mortgage Rate(4)                         4.030%                         12.050%                    7.210%
Months to Roll(4)                                   1                             32                         20
Original Loan-to-Value                           14.53%                         100.00%                    78.44%
Credit Score (3)                                   500                            810                       612
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                EARLIEST                   LATEST
Maturity Date                                                                 08/01/2014                 10/01/2034
---------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------    ----------------------------------------------------
LIEN POSITION                           PERCENT OF MORTGAGE POOL       YEAR OF ORIGINATION        PERCENT OF MORTGAGE POOL
-------------                           ------------------------       -------------------        ------------------------
1st Lien                                                    97.93%     2004                                        100.00%
                                                                       ----------------------------------------------------
2nd Lien                                                     2.07%
-------------------------------------------------------------------    ----------------------------------------------------
                                                                       ----------------------------------------------------
                                                                       LOAN PURPOSE               PERCENT OF MORTGAGE POOL
-------------------------------------- ----------------------------
OCCUPANCY                               PERCENT OF MORTGAGE POOL       Purchase                                     33.08%
---------                               ------------------------
Primary                                                     95.40%     Refinance - Rate/Term                         4.39%
Second Home                                                  0.88%     Refinance - Cashout                          62.53%
                                                                       ----------------------------------------------------
Investment                                                   3.72%
-------------------------------------------------------------------    ----------------------------------------------------
                                                                       ----------------------------------------------------
                                                                       PROPERTY TYPE              PERCENT OF MORTGAGE POOL
-------------------------------------------------------------------
LOAN TYPE                               PERCENT OF MORTGAGE POOL       Single Family                                75.16%
---------                               ------------------------
Fixed Rate                                                  15.82%     Condominium                                   5.35%
ARM                                                         84.18%     Two- to Four-Family                           7.41%
-------------------------------------------------------------------
                                                                       Planned Unit Development                     12.08%
-------------------------------------------------------------------    ----------------------------------------------------
-------------------------------------------------------------------
AMORTIZATION TYPE                       PERCENT OF MORTGAGE POOL
-----------------                       ------------------------
Fully Amortizing                                            79.55%
Interest Only                                               20.45%
-------------------------------------------------------------------


(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.
(4) ARM Loans only



===============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                        COMPUTATIONAL MATERIALS FOR
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]                    SERIES 2005-NC1
                                        TOTAL COLLATERAL SUMMARY
-------------------------------------------------------------------------------



MORTGAGE RATES

----------------------------------------------------------------------------------------------------------------------------------
                          NUMBER       AGGREGATE                                WEIGHTED     AVERAGE      WEIGHTED
                            OF         PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE        PERCENT
RANGE OF                 MORTGAGE       BALANCE        MORTGAGE     AVERAGE      CREDIT      BALANCE      ORIGINAL        FULL
MORTGAGE RATES            LOANS       OUTSTANDING        POOL        COUPON      SCORE     OUTSTANDING      LTV       DOCUMENTATION
----------------------------------------------------------------------------------------------------------------------------------
5.500% or less              164      $47,250,082         4.67%      5.261%     686          $288,110      78.03%           67.68%
----------------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%            382       92,710,855          9.17       5.832     651           242,699       76.50            73.97
----------------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%            634      138,960,900         13.75       6.307     635           219,181       76.17            65.83
----------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%            945      199,006,596         19.69       6.804     622           210,589       76.85            51.97
----------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%            797      148,677,959         14.71       7.289     611           186,547       79.23            47.82
----------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%            983      160,385,559         15.87       7.782     591           163,159       79.20            51.74
----------------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%            583       82,547,212          8.17       8.269     573           141,590       80.21            55.41
----------------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%            547       68,195,988          6.75       8.774     563           124,673       79.56            50.35
----------------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%            263       28,534,423          2.82       9.259     550           108,496       78.99            49.96
----------------------------------------------------------------------------------------------------------------------------------
9.501% to 10.000%           206       17,523,707          1.73       9.771     565            85,067       81.50            32.99
----------------------------------------------------------------------------------------------------------------------------------
10.001% to 10.500%          171       10,358,208          1.02      10.278     607            60,574       88.14            29.02
----------------------------------------------------------------------------------------------------------------------------------
10.501% to 11.000%          127        7,223,555          0.71      10.780     599            56,878       85.87            28.55
----------------------------------------------------------------------------------------------------------------------------------
11.001% to 11.500%          110        5,352,796          0.53      11.225     617            48,662       93.04            41.92
----------------------------------------------------------------------------------------------------------------------------------
11.501% to 12.000%           60        2,814,556          0.28      11.745     597            46,909       93.50            54.79
----------------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%           29        1,094,789          0.11      12.263     595            37,751       98.30            90.20
----------------------------------------------------------------------------------------------------------------------------------
12.501% to 13.000%            5          226,416          0.02      12.606     615            45,283      100.00            77.58
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    6,006   $1,010,863,601       100.00%      7.283%     612          $168,309      78.44%           55.37%
----------------------------------------------------------------------------------------------------------------------------------


As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.500% per annum to 12.700% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.283% per annum.





REMAINING MONTHS TO STATED MATURITY

---------------------------------------------------------------------------------------------------------------------------------
                      NUMBER       AGGREGATE                                WEIGHTED     AVERAGE      WEIGHTED
RANGE OF                OF         PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE        PERCENT
REMAINING MONTHS     MORTGAGE       BALANCE        MORTGAGE     AVERAGE      CREDIT      BALANCE      ORIGINAL        FULL
TO STATED MATURITY    LOANS       OUTSTANDING        POOL        COUPON      SCORE     OUTSTANDING      LTV       DOCUMENTATION
---------------------------------------------------------------------------------------------------------------------------------
109 to 120                   6         $391,178         0.04%      9.062%     592           $65,196      69.33%           69.64%
---------------------------------------------------------------------------------------------------------------------------------
169 to 180                 219       17,859,268          1.77       8.441     593            81,549       77.14            62.58
---------------------------------------------------------------------------------------------------------------------------------
229 to 240                 514       23,824,520          2.36       9.808     627            46,351       90.43            58.25
---------------------------------------------------------------------------------------------------------------------------------
289 to 300                  80       23,818,640          2.36       5.378     726           297,733       81.79            44.24
---------------------------------------------------------------------------------------------------------------------------------
349 to 360               5,187      944,969,994         93.48       7.244     609           182,180       78.08            55.43
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   6,006   $1,010,863,601       100.00%      7.283%     612          $168,309      78.44%           55.37%
---------------------------------------------------------------------------------------------------------------------------------



As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 115 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 348 months.

===============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                        COMPUTATIONAL MATERIALS FOR
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]                    SERIES 2005-NC1
                                        TOTAL COLLATERAL SUMMARY
-------------------------------------------------------------------------------


ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

-----------------------------------------------------------------------------------------------------------------------------------
                               NUMBER       AGGREGATE                              WEIGHTED  AVERAGE      WEIGHTED
                                 OF         PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE  PRINCIPAL     AVERAGE      PERCENT
RANGE OF ORIGINAL MORTGAGE    MORTGAGE       BALANCE      MORTGAGE     AVERAGE      CREDIT   BALANCE      ORIGINAL      FULL
LOAN PRINCIPAL BALANCES        LOANS       OUTSTANDING      POOL        COUPON      SCORE   UTSTANDING      LTV     DOCUMENTATION
-----------------------------------------------------------------------------------------------------------------------------------
$50,000 or less                     473      $16,907,196       1.67%     10.252%     634        $35,745      92.61%         55.72%
-----------------------------------------------------------------------------------------------------------------------------------
$50,001 to $100,000               1,529      115,224,117       11.40       8.184     585         75,359       78.05          71.66
-----------------------------------------------------------------------------------------------------------------------------------
$100,001 to $150,000              1,308      160,829,304       15.91       7.534     592        122,958       77.58          67.40
-----------------------------------------------------------------------------------------------------------------------------------
$150,001 to $200,000                831      144,646,164       14.31       7.327     597        174,063       76.63          63.76
-----------------------------------------------------------------------------------------------------------------------------------
$200,001 to $250,000                597      133,698,645       13.23       7.207     609        223,951       76.61          50.49
-----------------------------------------------------------------------------------------------------------------------------------
$250,001 to $300,000                456      125,284,980       12.39       7.080     612        274,748       78.44          48.28
-----------------------------------------------------------------------------------------------------------------------------------
$300,001 to $350,000                318      102,796,837       10.17       6.837     630        323,260       79.02          45.43
-----------------------------------------------------------------------------------------------------------------------------------
$350,001 to $400,000                234       87,593,508        8.67       6.957     638        374,331       80.60          39.34
-----------------------------------------------------------------------------------------------------------------------------------
$400,001 to $450,000                111       46,897,458        4.64       6.693     636        422,500       80.75          45.31
-----------------------------------------------------------------------------------------------------------------------------------
$450,001 to $500,000                 89       42,223,781        4.18       6.533     639        474,425       79.65          42.98
-----------------------------------------------------------------------------------------------------------------------------------
$500,001 to $550,000                 21       11,128,697        1.10       6.354     638        529,938       79.13          42.87
-----------------------------------------------------------------------------------------------------------------------------------
$550,001 to $600,000                 23       13,146,842        1.30       6.356     674        571,602       81.46          65.10
-----------------------------------------------------------------------------------------------------------------------------------
$600,001 to $650,000                 10        6,226,428        0.62       6.591     672        622,643       78.14          49.80
-----------------------------------------------------------------------------------------------------------------------------------
$650,001 to $700,000                  3        2,015,720        0.20       5.667     664        671,907       78.01          65.70
-----------------------------------------------------------------------------------------------------------------------------------
$700,001 to $750,000                  3        2,243,924        0.22       6.515     645        747,975       78.05          33.42
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            6,006   $1,010,863,601     100.00%      7.283%     612       $168,309      78.44%         55.37%
-----------------------------------------------------------------------------------------------------------------------------------


As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $18,109 to approximately $749,982 and the average outstanding principal balance of the Mortgage Loans was approximately $168,309.





PRODUCT TYPES

-----------------------------------------------------------------------------------------------------------------------------------
                        NUMBER       AGGREGATE                                WEIGHTED     AVERAGE      WEIGHTED
                          OF         PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE        PERCENT
                       MORTGAGE       BALANCE        MORTGAGE     AVERAGE      CREDIT      BALANCE      ORIGINAL        FULL
PRODUCT TYPES           LOANS       OUTSTANDING        POOL        COUPON      SCORE     OUTSTANDING      LTV       DOCUMENTATION
-----------------------------------------------------------------------------------------------------------------------------------
10 Year Fixed Loan             6         $391,178         0.04%      9.062%     592           $65,196      69.33%           69.64%
-----------------------------------------------------------------------------------------------------------------------------------
15 Year Fixed Loan           219       17,859,268          1.77       8.441     593            81,549       77.14            62.58
-----------------------------------------------------------------------------------------------------------------------------------
20 Year Fixed Loan           514       23,824,520          2.36       9.808     627            46,351       90.43            58.25
-----------------------------------------------------------------------------------------------------------------------------------
25 Year Fixed Loan             6          564,108          0.06       8.707     595            94,018       84.46            60.72
-----------------------------------------------------------------------------------------------------------------------------------
30 Year Fixed Loan           739      117,323,148         11.61       7.036     642           158,759       76.47            71.12
-----------------------------------------------------------------------------------------------------------------------------------
10 Year IO/1 Month
LIBOR ARM                     74       23,254,532          2.30       5.297     729           314,250       81.73            43.84
-----------------------------------------------------------------------------------------------------------------------------------
2/28 LIBOR ARM             4,252      791,965,890         78.35       7.289     603           186,257       78.23            53.21
-----------------------------------------------------------------------------------------------------------------------------------
3/27 LIBOR ARM               196       35,680,957          3.53       6.941     634           182,046       80.23            53.23
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     6,006   $1,010,863,601       100.00%      7.283%     612          $168,309      78.44%           55.37%
-----------------------------------------------------------------------------------------------------------------------------------


===============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                        COMPUTATIONAL MATERIALS FOR
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]                    SERIES 2005-NC1
                                        TOTAL COLLATERAL SUMMARY
-------------------------------------------------------------------------------


ADJUSTMENT TYPE


-------------------------------------------------------------------------------------------------------------------------------
                    NUMBER       AGGREGATE                                WEIGHTED     AVERAGE      WEIGHTED
                      OF         PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE        PERCENT
                   MORTGAGE       BALANCE        MORTGAGE     AVERAGE      CREDIT      BALANCE      ORIGINAL        FULL
ADJUSTMENT TYPE     LOANS       OUTSTANDING        POOL        COUPON      SCORE     OUTSTANDING      LTV       DOCUMENTATION
-------------------------------------------------------------------------------------------------------------------------------
ARM                    4,522     $850,901,379        84.18%      7.220%     607          $188,169      78.41%           52.95%
-------------------------------------------------------------------------------------------------------------------------------
Fixed Rate             1,484      159,962,222         15.82       7.617     634           107,791       78.63            68.21
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 6,006   $1,010,863,601       100.00%      7.283%     612          $168,309      78.44%           55.37%
-------------------------------------------------------------------------------------------------------------------------------


===============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                        COMPUTATIONAL MATERIALS FOR
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]                    SERIES 2005-NC1
                                        TOTAL COLLATERAL SUMMARY
-------------------------------------------------------------------------------


STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES


---------------------------------------------------------------------------------------------------------------------------------
                           NUMBER       AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                             OF         PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE       PERCENT
STATE DISTRIBUTIONS       MORTGAGE       BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE      ORIGINAL       FULL
OF MORTGAGED PROPERTIES    LOANS       OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING      LTV     DOCUMENTATION
---------------------------------------------------------------------------------------------------------------------------------
Alabama                          26       $2,348,700       0.23%      8.661%     565           $90,335      84.25%        80.72%
---------------------------------------------------------------------------------------------------------------------------------
Alaska                            7          632,354        0.06       8.108     621            90,336       93.49         58.16
---------------------------------------------------------------------------------------------------------------------------------
Arizona                         171       20,380,246        2.02       7.407     613           119,183       81.84         60.45
---------------------------------------------------------------------------------------------------------------------------------
Arkansas                         12        1,108,076        0.11       8.032     599            92,340       82.60         73.35
---------------------------------------------------------------------------------------------------------------------------------
California                    1,665      418,040,917       41.35       6.793     628           251,076       76.88         48.71
---------------------------------------------------------------------------------------------------------------------------------
Colorado                         98       14,068,559        1.39       7.253     619           143,557       82.60         63.51
---------------------------------------------------------------------------------------------------------------------------------
Connecticut                      65       10,045,662        0.99       7.440     603           154,549       80.10         52.77
---------------------------------------------------------------------------------------------------------------------------------
Delaware                         12        1,621,210        0.16       7.532     592           135,101       81.94         72.31
---------------------------------------------------------------------------------------------------------------------------------
District of Columbia             27        5,363,757        0.53       7.455     585           198,658       72.82         65.04
---------------------------------------------------------------------------------------------------------------------------------
Florida                         479       60,376,352        5.97       7.648     595           126,047       78.68         53.20
---------------------------------------------------------------------------------------------------------------------------------
Georgia                          99       11,676,682        1.16       8.271     581           117,946       83.29         68.77
---------------------------------------------------------------------------------------------------------------------------------
Hawaii                           56       13,471,794        1.33       6.867     645           240,568       76.20         66.30
---------------------------------------------------------------------------------------------------------------------------------
Idaho                            46        3,898,957        0.39       8.060     606            84,760       81.89         63.00
---------------------------------------------------------------------------------------------------------------------------------
Illinois                        169       24,420,962        2.42       7.795     604           144,503       80.71         57.43
---------------------------------------------------------------------------------------------------------------------------------
Indiana                         110        9,113,380        0.90       7.912     583            82,849       82.90         77.74
---------------------------------------------------------------------------------------------------------------------------------
Iowa                             22        2,266,591        0.22       7.709     607           103,027       84.33         80.67
---------------------------------------------------------------------------------------------------------------------------------
Kansas                           12        1,099,258        0.11       7.948     605            91,605       85.95         64.78
---------------------------------------------------------------------------------------------------------------------------------
Kentucky                         34        3,595,703        0.36       7.341     590           105,756       81.41         82.62
---------------------------------------------------------------------------------------------------------------------------------
Louisiana                        58        5,074,551        0.50       7.777     578            87,492       78.15         69.35
---------------------------------------------------------------------------------------------------------------------------------
Maine                            24        3,724,885        0.37       7.670     596           155,204       76.21         57.04
---------------------------------------------------------------------------------------------------------------------------------
Maryland                        116       21,562,132        2.13       7.396     587           185,880       77.37         68.37
---------------------------------------------------------------------------------------------------------------------------------
Massachusetts                   129       27,031,636        2.67       7.288     613           209,548       76.89         58.58
---------------------------------------------------------------------------------------------------------------------------------
Michigan                        192       20,747,160        2.05       7.902     596           108,058       81.30         71.43
---------------------------------------------------------------------------------------------------------------------------------
Minnesota                       107       14,326,032        1.42       7.587     612           133,888       82.08         59.96
---------------------------------------------------------------------------------------------------------------------------------
Mississippi                      23        2,124,972        0.21       7.932     575            92,390       82.10         93.09
---------------------------------------------------------------------------------------------------------------------------------
Missouri                         73        7,294,863        0.72       8.135     570            99,930       81.22         82.47
---------------------------------------------------------------------------------------------------------------------------------
Montana                          20        2,588,642        0.26       7.956     586           129,432       80.51         63.61
---------------------------------------------------------------------------------------------------------------------------------
Nebraska                         21        2,459,852        0.24       7.415     621           117,136       82.81         57.11
---------------------------------------------------------------------------------------------------------------------------------
Nevada                          141       26,216,861        2.59       7.457     604           185,935       78.49         52.65
---------------------------------------------------------------------------------------------------------------------------------
New Hampshire                    22        4,210,662        0.42       7.781     600           191,394       74.81         39.06
---------------------------------------------------------------------------------------------------------------------------------
New Jersey                      188       40,074,790        3.96       7.684     604           213,164       77.71         46.40
---------------------------------------------------------------------------------------------------------------------------------
New Mexico                       35        3,883,343        0.38       8.158     583           110,953       81.44         64.08
---------------------------------------------------------------------------------------------------------------------------------
New York                        221       54,857,641        5.43       7.313     609           248,225       77.40         46.31
---------------------------------------------------------------------------------------------------------------------------------
North Carolina                   59        6,385,088        0.63       8.142     605           108,222       80.88         63.54
---------------------------------------------------------------------------------------------------------------------------------
North Dakota                      4          475,596        0.05       7.746     627           118,899       86.41         69.43
---------------------------------------------------------------------------------------------------------------------------------
Ohio                            151       14,110,415        1.40       7.856     582            93,446       82.02         68.09
---------------------------------------------------------------------------------------------------------------------------------
Oklahoma                         38        3,200,234        0.32       7.909     594            84,217       84.90         90.12
---------------------------------------------------------------------------------------------------------------------------------
Oregon                           78        9,088,080        0.90       7.295     620           116,514       81.11         48.08
---------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                    168       17,834,018        1.76       7.822     579           106,155       79.74         75.33
---------------------------------------------------------------------------------------------------------------------------------
Rhode Island                     46        7,482,292        0.74       7.626     602           162,659       77.50         57.73
---------------------------------------------------------------------------------------------------------------------------------
South Carolina                   53        5,659,583        0.56       8.295     584           106,785       84.21         46.45
---------------------------------------------------------------------------------------------------------------------------------
South Dakota                      3          311,845        0.03       9.233     598           103,948       81.07         17.60
---------------------------------------------------------------------------------------------------------------------------------
Tennessee                        64        6,106,133        0.60       7.774     599            95,408       80.85         60.67
---------------------------------------------------------------------------------------------------------------------------------
Texas                           524       49,242,425        4.87       8.023     589            93,974       79.08         64.37
---------------------------------------------------------------------------------------------------------------------------------
Utah                             18        2,433,014        0.24       7.132     633           135,167       83.53         56.81
---------------------------------------------------------------------------------------------------------------------------------
Virginia                        120       21,774,372        2.15       7.533     597           181,453       79.72         66.57
---------------------------------------------------------------------------------------------------------------------------------
Washington                      146       21,483,654        2.13       7.249     613           147,148       81.55         67.88
---------------------------------------------------------------------------------------------------------------------------------
West Virginia                     7          769,766        0.08       8.361     558           109,967       72.71         70.05
---------------------------------------------------------------------------------------------------------------------------------
Wisconsin                        45        4,529,846        0.45       7.997     604           100,663       82.07         63.51
---------------------------------------------------------------------------------------------------------------------------------
Wyoming                           2          270,058        0.03       7.278     671           135,029       78.35          0.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        6,006   $1,010,863,601     100.00%      7.283%     612          $168,309      78.44%        55.37%
---------------------------------------------------------------------------------------------------------------------------------

No more than approximately 0.38% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.



===============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]            MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                SERIES 2005-NC1
                                TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------


ORIGINAL LOAN-TO-VALUE RATIOS

------------------------------------------------------------------------------------------------------------------------------------
                          NUMBER        AGGREGATE                                WEIGHTED     AVERAGE      WEIGHTED
                            OF          PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE       PERCENT
RANGE OF ORIGINAL         MORTGAGE        BALANCE        MORTGAGE     AVERAGE      CREDIT      BALANCE      ORIGINAL       FULL
LOAN-TO-VALUE RATIOS       LOANS        OUTSTANDING        POOL        COUPON      SCORE     OUTSTANDING      LTV      DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
50.00% or less             184       $   24,661,971        2.44%        7.072%        590  $      134,032        42.26%     71.27%
------------------------------------------------------------------------------------------------------------------------------------
50.01% to 55.00%           107           16,338,870        1.62         7.032         579         152,700        52.75      70.55
------------------------------------------------------------------------------------------------------------------------------------
55.01% to 60.00%           169           27,034,514        2.67         7.093         589         159,968        57.83      70.96
------------------------------------------------------------------------------------------------------------------------------------
60.01% to 65.00%           321           54,331,570        5.37         7.246         583         169,257        63.44      56.02
------------------------------------------------------------------------------------------------------------------------------------
65.01% to 70.00%           439           75,319,681        7.45         7.359         581         171,571        68.72      59.40
------------------------------------------------------------------------------------------------------------------------------------
70.01% to 75.00%           641          115,841,913       11.46         7.397         582         180,721        73.98      58.04
------------------------------------------------------------------------------------------------------------------------------------
75.01% to 80.00%         1,923          355,486,024       35.17         6.977         625         184,860        79.65      54.63
------------------------------------------------------------------------------------------------------------------------------------
80.01% to 85.00%           809          154,543,333       15.29         7.268         607         191,030        84.53      53.56
------------------------------------------------------------------------------------------------------------------------------------
85.01% to 90.00%           662          121,963,634       12.07         7.406         630         184,235        89.57      50.79
------------------------------------------------------------------------------------------------------------------------------------
90.01% to 95.00%           209           38,244,715        3.78         7.643         645         182,989        94.73      47.88
------------------------------------------------------------------------------------------------------------------------------------
95.01% to 100.00%          542           27,097,375        2.68        10.221         660          49,995        99.99      43.37
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   6,006       $1,010,863,601      100.00%        7.283%        612  $      168,309        78.44%     55.37%
------------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 14.53% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 2.07% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.92%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.99%.

LOAN PURPOSE

------------------------------------------------------------------------------------------------------------------------------------
                          NUMBER     AGGREGATE                                  WEIGHTED      AVERAGE      WEIGHTED
                            OF       PRINCIPAL       PERCENT OF     WEIGHTED     AVERAGE      PRINCIPAL     AVERAGE       PERCENT
                         MORTGAGE     BALANCE         MORTGAGE      AVERAGE       CREDIT       BALANCE      ORIGINAL       FULL
LOAN PURPOSE              LOANS     OUTSTANDING         POOL         COUPON       SCORE      OUTSTANDING      LTV      DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout      3,686      $  632,084,517       62.53%       7.304%       592      $      171,483   75.82%      62.72%
------------------------------------------------------------------------------------------------------------------------------------
Purchase                 1,985         334,372,271       33.08        7.230        650             168,450   83.17       39.75
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Rate Term      335          44,406,812        4.39        7.367        600             132,558   80.21       68.24
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   6,006      $1,010,863,601      100.00%       7.283%       612      $      168,309   78.44%      55.37%
------------------------------------------------------------------------------------------------------------------------------------


PROPERTY TYPE

------------------------------------------------------------------------------------------------------------------------------------
                             NUMBER     AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED
                               OF       PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE        PERCENT
                            MORTGAGE     BALANCE       MORTGAGE     AVERAGE      CREDIT      BALANCE      ORIGINAL        FULL
PROPERTY TYPE                LOANS     OUTSTANDING       POOL        COUPON      SCORE     OUTSTANDING      LTV       DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
Single Family               4,642    $  759,749,301      75.16%       7.276%        608     $   163,669       78.24%      56.74%
------------------------------------------------------------------------------------------------------------------------------------
Condominium                   335        54,072,432       5.35        7.323         627         161,410       78.57       52.40
------------------------------------------------------------------------------------------------------------------------------------
Two- to Four-Family           331        74,932,993       7.41        7.287         634         226,384       78.04       42.65
------------------------------------------------------------------------------------------------------------------------------------
Planned Unit Development      698       122,108,874      12.08        7.301         612         174,941       79.92       55.91
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      6,006    $1,010,863,601     100.00%       7.283%        612     $   168,309       78.44%      55.37%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]            MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                SERIES 2005-NC1
                                TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------


DOCUMENTATION

------------------------------------------------------------------------------------------------------------------------------------
                              NUMBER     AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED
                                OF       PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE       PERCENT
                             MORTGAGE     BALANCE        MORTGAGE     AVERAGE      CREDIT      BALANCE      ORIGINAL        FULL
DOCUMENTATION                 LOANS     OUTSTANDING        POOL        COUPON      SCORE     OUTSTANDING      LTV      DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
Stated Documentation          2,148   $  410,117,373      40.57%       7.518%       634      $  190,930      79.73%        0.00%
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation  2yr W2    1,943      290,221,331      28.71        7.170        599         149,368      78.92       100.00
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation  1yr W2    1,704      269,446,980      26.66        7.082        592         158,126      75.80       100.00
------------------------------------------------------------------------------------------------------------------------------------
Limited Documentation           211       41,077,916       4.06        7.032        613         194,682      79.55         0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        6,006   $1,010,863,601     100.00%       7.283%       612      $  168,309      78.44%       55.37%
------------------------------------------------------------------------------------------------------------------------------------




OCCUPANCY

------------------------------------------------------------------------------------------------------------------------------------
                 NUMBER        AGGREGATE                                WEIGHTED        AVERAGE         WEIGHTED
                   OF          PRINCIPAL     PERCENT OF     WEIGHTED    AVERAGE        PRINCIPAL        AVERAGE           PERCENT
                MORTGAGE        BALANCE       MORTGAGE      AVERAGE      CREDIT         BALANCE         ORIGINAL           FULL
OCCUPANCY        LOANS        OUTSTANDING       POOL         COUPON      SCORE        OUTSTANDING         LTV          DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
Primary             5,702    $  964,347,066     95.40%       7.265%        610         $   169,124       78.45%            56.11%
------------------------------------------------------------------------------------------------------------------------------------
Investment            263        37,617,639      3.72        7.684         645             143,033       78.06             41.54
------------------------------------------------------------------------------------------------------------------------------------
Second Home            41         8,898,896      0.88        7.501         658             217,046       79.43             33.56
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:              6,006    $1,010,863,601    100.00%       7.283%        612         $   168,309       78.44%            55.37%
------------------------------------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

------------------------------------------------------------------------------------------------------------------------------------
                          NUMBER       AGGREGATE                               WEIGHTED     AVERAGE        WEIGHTED
                            OF         PRINCIPAL      PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL       AVERAGE      PERCENT
MORTGAGE LOANS AGE       MORTGAGE       BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE        ORIGINAL       FULL
SUMMARY                   LOANS       OUTSTANDING        POOL        COUPON     SCORE     OUTSTANDING        LTV      DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
3                           4      $      624,825        0.06%       7.870%       611    $   156,206       94.02%         66.43%
------------------------------------------------------------------------------------------------------------------------------------
4                       4,840         787,655,346       77.92        7.391        604        162,739       77.90          56.63
------------------------------------------------------------------------------------------------------------------------------------
5                         988         191,953,765       18.99        6.943        636        194,285       80.04          48.84
------------------------------------------------------------------------------------------------------------------------------------
6                         151          27,414,533        2.71        6.583        648        181,553       82.31          64.89
------------------------------------------------------------------------------------------------------------------------------------
7                          19           2,753,686        0.27        6.709        664        144,931       80.09          49.69
------------------------------------------------------------------------------------------------------------------------------------
8                           2             171,048        0.02        8.021        540         85,524       89.58          76.74
------------------------------------------------------------------------------------------------------------------------------------
9                           2             290,398        0.03        6.874        682        145,199       84.56          54.37
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  6,006      $1,010,863,601      100.00%       7.283%       612    $   168,309       78.44%         55.37%
------------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]            MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                SERIES 2005-NC1
                                TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL PREPAYMENT PENALTY TERM

------------------------------------------------------------------------------------------------------------------------------------
                         NUMBER       AGGREGATE                                  WEIGHTED     AVERAGE      WEIGHTED
                           OF         PRINCIPAL        PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE        PERCENT
ORIGINAL PREPAYMENT     MORTGAGE       BALANCE          MORTGAGE     AVERAGE      CREDIT      BALANCE      ORIGINAL        FULL
PENALTY TERM             LOANS       OUTSTANDING          POOL        COUPON      SCORE     OUTSTANDING      LTV       DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
None                    1,504    $  230,616,830           22.81%       7.683%       614    $   153,336     79.54%          49.18%
------------------------------------------------------------------------------------------------------------------------------------
12 Months                 164        34,744,154            3.44        7.361        623        211,855     77.35           55.67
------------------------------------------------------------------------------------------------------------------------------------
24 Months               3,442       613,338,931           60.67        7.178        605        178,193     78.33           54.99
------------------------------------------------------------------------------------------------------------------------------------
36 Months                 896       132,163,685           13.07        7.050        636        147,504     77.36           67.82
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  6,006    $1,010,863,601          100.00%       7.283%       612    $   168,309     78.44%          55.37%
------------------------------------------------------------------------------------------------------------------------------------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.


CREDIT SCORES

------------------------------------------------------------------------------------------------------------------------------------
                           NUMBER      AGGREGATE                                  WEIGHTED     AVERAGE      WEIGHTED
                             OF        PRINCIPAL        PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE       PERCENT
                          MORTGAGE      BALANCE          MORTGAGE     AVERAGE      CREDIT      BALANCE      ORIGINAL       FULL
RANGE OF CREDIT SCORES     LOANS      OUTSTANDING          POOL        COUPON      SCORE     OUTSTANDING      LTV      DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
500                          19      $    1,744,489       0.17%        8.922%       500       $    91,815    74.99%       85.90%
------------------------------------------------------------------------------------------------------------------------------------
501 to 525                  631          88,663,487       8.77         8.438        514           140,513    72.67        76.79
------------------------------------------------------------------------------------------------------------------------------------
526 to 550                  782         117,252,229      11.60         8.057        538           149,939    74.87        68.49
------------------------------------------------------------------------------------------------------------------------------------
551 to 575                  777         119,643,848      11.84         7.520        562           153,982    75.91        65.25
------------------------------------------------------------------------------------------------------------------------------------
576 to 600                  833         138,351,895      13.69         7.239        588           166,089    77.95        63.27
------------------------------------------------------------------------------------------------------------------------------------
601 to 625                  792         133,903,655      13.25         6.984        613           169,070    79.43        63.96
------------------------------------------------------------------------------------------------------------------------------------
626 to 650                  758         130,524,281      12.91         7.024        639           172,196    80.65        47.12
------------------------------------------------------------------------------------------------------------------------------------
651 to 675                  621         110,735,091      10.95         6.966        662           178,317    81.02        35.48
------------------------------------------------------------------------------------------------------------------------------------
676 to 700                  388          77,984,849       7.71         6.726        687           200,992    81.96        35.20
------------------------------------------------------------------------------------------------------------------------------------
701 to 725                  203          44,920,089       4.44         6.629        712           221,281    81.98        33.86
------------------------------------------------------------------------------------------------------------------------------------
726 to 750                  101          20,552,569       2.03         6.744        738           203,491    82.72        30.10
------------------------------------------------------------------------------------------------------------------------------------
751 to 775                   68          16,457,210       1.63         6.418        760           242,018    81.74        30.08
------------------------------------------------------------------------------------------------------------------------------------
776 to 800                   28           8,566,609       0.85         6.084        786           305,950    80.34        40.70
------------------------------------------------------------------------------------------------------------------------------------
801 to 810                    5           1,563,299       0.15         6.335        806           312,660    84.91        29.31
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    6,006      $1,010,863,601     100.00%        7.283%       612       $   168,309    78.44%       55.37%
------------------------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 810 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 612.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                        COMPUTATIONAL MATERIALS FOR
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]                    SERIES 2005-NC1
                                        TOTAL COLLATERAL SUMMARY
-------------------------------------------------------------------------------


CREDIT GRADE

-------------------------------------------------------------------------------------------------------------
                  NUMBER      AGGREGATE                            WEIGHTED   AVERAGE    WEIGHTED
                    OF        PRINCIPAL      PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     PERCENT
                 MORTGAGE      BALANCE        MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL      FULL
CREDIT GRADE      LOANS      OUTSTANDING        POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
-------------------------------------------------------------------------------------------------------------
AA                  3,821    $662,265,131       65.51%     7.125%   629       $173,322     80.25%     48.26%
----------------------------------------------------------------------------------------------------------
A+                    653     111,232,297          11      7.402    583        170,340     77.55      63.13
----------------------------------------------------------------------------------------------------------
A-                    583      87,215,496        8.63       7.66    566        149,598     75.55      71.84
----------------------------------------------------------------------------------------------------------
B                     456      69,647,895        6.89      7.939    556        152,737     73.89      76.94
----------------------------------------------------------------------------------------------------------
C                     396      53,578,290         5.3      8.173    553        135,299     68.18      75.28
----------------------------------------------------------------------------------------------------------
C-                     23       3,669,960        0.36     10.164    550        159,563     63.55      84.28
----------------------------------------------------------------------------------------------------------
Credit Score           74      23,254,532         2.3      5.297    729        314,250     81.73      43.84
----------------------------------------------------------------------------------------------------------
TOTAL:              6,006  $1,010,863,601      100.00%     7.283%   612       $168,309     78.44%     55.37%
----------------------------------------------------------------------------------------------------------






GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)
--------------------------------------------------------------------------------------------------------------------------
                               NUMBER    AGGREGATE                           WEIGHTED   AVERAGE    WEIGHTED
                                 OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     PERCENT
                              MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL      FULL
RANGE OF GROSS MARGINS         LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
--------------------------------------------------------------------------------------------------------------------------
0.501% to 1.000%                     2      $396,454        0.05%     8.161%   592       $198,227     75.00%        33.01%
--------------------------------------------------------------------------------------------------------------------------
1.501% to 2.000%                     1       171,391        0.02      7.800    563        171,391     80.00          0.00
--------------------------------------------------------------------------------------------------------------------------
2.501% to 3.000%                     6     1,624,076        0.19      5.239    709        270,679     82.58         68.08
--------------------------------------------------------------------------------------------------------------------------
3.001% to 3.500%                    50    17,613,105        2.07      5.267    738        352,262     81.75         38.21
--------------------------------------------------------------------------------------------------------------------------
3.501% to 4.000%                    18     4,366,951        0.51      5.705    686        242,608     79.83         43.43
--------------------------------------------------------------------------------------------------------------------------
4.001% to 4.500%                     7     1,477,651        0.17      6.159    671        211,093     82.23         68.87
--------------------------------------------------------------------------------------------------------------------------
4.501% to 5.000%                    29     5,939,616        0.70      7.090    617        204,814     76.83         46.46
--------------------------------------------------------------------------------------------------------------------------
5.001% to 5.500%                 1,997   362,647,522       42.62      6.896    604        181,596     78.98         79.33
--------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%                 1,714   354,693,180       41.68      7.432    617        206,939     79.53         20.62
--------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%                   346    52,714,903        6.20      7.942    554        152,355     74.39         76.20
--------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%                   348    48,350,928        5.68      8.230    556        138,939     68.96         73.71
--------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%                     3       699,916        0.08      8.562    544        233,305     68.53         38.46
--------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%                     1       205,685        0.02      7.950    646        205,685     75.00          0.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                           4,522  $850,901,379      100.00%     7.220%   607       $188,169     78.41%        52.95%
--------------------------------------------------------------------------------------------------------------------------


As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 1.000% per annum to 7.950% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.530% per annum.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                        COMPUTATIONAL MATERIALS FOR
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]                    SERIES 2005-NC1
                                        TOTAL COLLATERAL SUMMARY
-------------------------------------------------------------------------------


MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)
--------------------------------------------------------------------------------------------------------------------------
                               NUMBER    AGGREGATE                           WEIGHTED   AVERAGE    WEIGHTED
                                 OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     PERCENT
RANGE OF MAXIMUM              MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL      FULL
MORTGAGE RATES                 LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
--------------------------------------------------------------------------------------------------------------------------
12.000% or less                     37   $11,725,030        1.38%     5.171%   718       $316,893    82.30%         48.05%
--------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%                 143    38,628,731        4.54      5.357    675        270,131     76.82         71.90
--------------------------------------------------------------------------------------------------------------------------
12.501% to 13.000%                 335    81,870,674        9.62      5.826    646        244,390     77.06         75.42
--------------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%                 458   100,276,430       11.78      6.299    627        218,944     76.34         62.55
--------------------------------------------------------------------------------------------------------------------------
13.501% to 14.000%                 757   163,036,029       19.16      6.807    618        215,371     77.18         47.66
--------------------------------------------------------------------------------------------------------------------------
14.001% to 14.500%                 688   133,207,032       15.65      7.293    610        193,615     79.86         45.38
--------------------------------------------------------------------------------------------------------------------------
14.501% to 15.000%                 832   145,361,207       17.08      7.788    588        174,713     79.53         49.43
--------------------------------------------------------------------------------------------------------------------------
15.001% to 15.500%                 479    74,044,391        8.70      8.270    570        154,581     80.59         52.58
--------------------------------------------------------------------------------------------------------------------------
15.501% to 16.000%                 434    58,838,640        6.91      8.778    560        135,573     79.79         45.61
--------------------------------------------------------------------------------------------------------------------------
16.001% to 16.500%                 190    23,170,550        2.72      9.261    545        121,950     78.46         47.49
--------------------------------------------------------------------------------------------------------------------------
16.501% to 17.000%                 100    12,178,285        1.43      9.760    539        121,783     76.57         27.56
--------------------------------------------------------------------------------------------------------------------------
17.001% to 17.500%                  30     3,896,319        0.46     10.246    533        129,877     77.11         26.35
--------------------------------------------------------------------------------------------------------------------------
17.501% to 18.000%                  25     2,941,555        0.35     10.766    526        117,662     68.33         23.23
--------------------------------------------------------------------------------------------------------------------------
18.001% to 18.500%                   9     1,038,737        0.12     11.205    532        115,415     70.66         57.63
--------------------------------------------------------------------------------------------------------------------------
18.501% to 19.000%                   4       628,339        0.07     11.816    514        157,085     75.18         28.35
--------------------------------------------------------------------------------------------------------------------------
19.001% to 19.500%                   1        59,431        0.01     12.050    548         59,431     70.00        100.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                           4,522  $850,901,379      100.00%     7.220%   607       $188,169     78.41%        52.95%
--------------------------------------------------------------------------------------------------------------------------


As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.400% per annum to 19.050% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 14.211% per annum.


NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

------------------------------------------------------------------------------------------------------------------------------------
                                NUMBER       AGGREGATE                             WEIGHTED      AVERAGE      WEIGHTED
                                  OF         PRINCIPAL   PERCENT OF    WEIGHTED     AVERAGE     PRINCIPAL     AVERAGE     PERCENT
                               MORTGAGE       BALANCE     MORTGAGE      AVERAGE     CREDIT       BALANCE      ORIGINAL     FULL
NEXT RATE ADJUSTMENT DATE        LOANS      OUTSTANDING     POOL        COUPON      SCORE      OUTSTANDING      LTV    DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
February 2005                      74     $ 23,254,532       2.73%      5.297%        729     $    314,250      81.73%       43.84%
------------------------------------------------------------------------------------------------------------------------------------
May 2006                            1          131,264       0.02       7.300         508          131,264      86.42       100.00
------------------------------------------------------------------------------------------------------------------------------------
June 2006                           5          953,375       0.11       6.938         603          190,675      75.58        55.42
------------------------------------------------------------------------------------------------------------------------------------
July 2006                          58       13,171,621       1.55       6.529         643          227,097      81.41        53.88
------------------------------------------------------------------------------------------------------------------------------------
August 2006                       679      137,614,765      16.17       7.040         625          202,673      79.73        44.79
------------------------------------------------------------------------------------------------------------------------------------
September 2006                  3,505      639,470,040      75.15       7.358         597          182,445      77.83        54.98
------------------------------------------------------------------------------------------------------------------------------------
October 2006                        4          624,825       0.07       7.870         611          156,206      94.02        66.43
------------------------------------------------------------------------------------------------------------------------------------
April 2007                          1          157,891       0.02       6.600         637          157,891      80.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
June 2007                           1           98,320       0.01       6.725         684           98,320      80.00         0.00
------------------------------------------------------------------------------------------------------------------------------------
July 2007                           2          207,487       0.02       7.476         603          103,743      93.21        64.19
------------------------------------------------------------------------------------------------------------------------------------
August 2007                        27        5,313,276       0.62       6.871         652          196,788      82.73        33.99
------------------------------------------------------------------------------------------------------------------------------------
September 2007                    165       29,903,984       3.51       6.952         630          181,236      79.69        56.50
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          4,522     $850,901,379     100.00%      7.220%        607     $    188,169      78.41%       52.95%
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                  COMPUTATIONAL MATERIALS FOR
                                  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]              SERIES 2005-NC1
                                  GROUP 1 COLLATERAL SUMMARY
-------------------------------------------------------------------------------



Aggregate Outstanding Principal Balance                            $738,915,957
Aggregate Original Principal Balance                               $741,476,415
Number of Mortgage Loans                                              4,937
-------------------------------------------------------------------------------

                                               MINIMUM                MAXIMUM                 AVERAGE(1)
Original Principal Balance                     $18,200                $617,200                 $150,188
Outstanding Principal Balance                  $18,109                $617,136                 $149,669

                                               MINIMUM                 MAXIMUM              WEIGHTED AVERAGE(2)
Original Term (mos)                              120                      360                      352
Stated remaining Term (mos)                      115                      357                      348
Loan Age (mos)                                     3                        9                        4
Current Interest Rate                          4.625%                  12.700%                   7.434%
Initial Interest Rate Cap(4)                   1.000%                   3.000%                   1.514%
Periodic Rate Cap(4)                           1.000%                   3.000%                   1.513%
Gross Margin(4)                                1.000%                   7.950%                   5.598%
Maximum Mortgage Rate(4)                      11.400%                  19.050%                  14.383%
Minimum Mortgage Rate(4)                       4.160%                  12.050%                   7.387%
Months to Roll(4)                                  1                       32                       20
Original Loan-to-Value                         14.53%                  100.00%                   77.84%
Credit Score(3)                                  500                      810                      602


                                                                      EARLIEST                   LATEST
                                                                     ---------                 ----------
Maturity Date                                                        08/01/2014                10/01/2034



LIEN POSITION             PERCENT OF MORTGAGE POOL                   YEAR OF ORIGINATION        PERCENT OF MORTGAGE POOL
-------------             ------------------------                   -------------------        ------------------------
1st Lien                                     97.71%                  2004                                         100.00%
2nd Lien                                      2.29%



OCCUPANCY                 PERCENT OF MORTGAGE POOL                   LOAN PURPOSE               PERCENT OF MORTGAGE POOL
---------                 ------------------------                   ------------               ------------------------
Primary                                      94.80%                  Purchase                                      29.52%
Second Home                                   0.94%                  Refinance - Rate/Term                          4.80%
Investment                                    4.26%                  Refinance - Cashout                           65.68%



LOAN TYPE                 PERCENT OF MORTGAGE POOL                   PROPERTY TYPE              PERCENT OF MORTGAGE POOL
---------                 ------------------------                   -------------              ------------------------
Fixed Rate                                   18.17%                  Single Family                                 74.55%
ARM                                          81.83%                  Condominium                                    5.28%
                                                                     Two- to Four-Family                            8.72%
                                                                     Planned Unit Development                      11.45%

AMORTIZATION TYPE         PERCENT OF MORTGAGE POOL
-----------------         ------------------------
Fully Amortizing                             90.01%
Interest Only                                 9.99%


(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

(4) ARM Loans only



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                  COMPUTATIONAL MATERIALS FOR
                                  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]              SERIES 2005-NC1
                                  GROUP 1 COLLATERAL SUMMARY
-------------------------------------------------------------------------------


MORTGAGE RATES


                       NUMBER     AGGREGATE                             WEIGHTED      AVERAGE     WEIGHTED
                         OF       PRINCIPAL    PERCENT OF   WEIGHTED     AVERAGE     PRINCIPAL    AVERAGE         PERCENT
RANGE OF              MORTGAGE     BALANCE      MORTGAGE    AVERAGE      CREDIT       BALANCE     ORIGINAL         FULL
MORTGAGE RATES          LOANS    OUTSTANDING      POOL      COUPON       SCORE      OUTSTANDING     LTV        DOCUMENTATION
--------------        --------  ------------   ----------   --------    --------    -----------   --------     --------------
5.500% or less            94     $20,552,538      2.78%     5.303%         665       $218,644      74.73%            81.62%

5.501% to 6.000%         253      51,522,314       6.97      5.838         645        203,646       74.64             75.89

6.001% to 6.500%         516      97,774,145      13.23      6.313         630        189,485       75.31             70.77

6.501% to 7.000%         768     139,842,852      18.93      6.795         617        182,087       75.62             60.73

7.001% to 7.500%         651     107,568,257      14.56      7.292         605        165,235       78.32             53.00

7.501% to 8.000%         842     130,228,061      17.62      7.785         585        154,665       78.82             55.12

8.001% to 8.500%         499      70,289,199       9.51      8.276         571        140,860       80.21             57.18

8.501% to 9.000%         456      58,365,800       7.90      8.768         563        127,995       79.86             50.31

9.001% to 9.500%         231      25,147,239       3.40      9.265         545        108,863       78.27             52.42

9.501% to 10.000%        178      15,423,634       2.09      9.768         562         86,650       81.14             31.45

10.001% to 10.500%       157       8,952,717       1.21     10.285         608         57,024       88.42             32.20

10.501% to 11.000%       109       5,583,163       0.76     10.784         601         51,222       86.42             31.97

11.001% to 11.500%        96       4,134,227       0.56     11.217         610         43,065       91.80             44.75

11.501% to 12.000%        57       2,535,477       0.34     11.757         596         44,482       93.90             57.39

12.001% to 12.500%        26         850,833       0.12     12.252         598         32,724       97.90             87.39

12.501% to 13.000%         4         145,500       0.02     12.637         615         36,375      100.00             65.12

TOTAL:                 4,937    $738,915,957     100.00%     7.434%        602       $149,669       77.84%            58.90%


As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.625% per annum to 12.700% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.434% per annum.






REMAINING MONTHS TO STATED MATURITY


                       NUMBER    AGGREGATE                              WEIGHTED      AVERAGE      WEIGHTED
RANGE OF                 OF      PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE       PERCENT
REMAINING MONTHS      MORTGAGE    BALANCE       MORTGAGE     AVERAGE      CREDIT      BALANCE      ORIGINAL       FULL
TO STATED MATURITY      LOANS   OUTSTANDING       POOL        COUPON      SCORE     OUTSTANDING      LTV      DOCUMENTATION
------------------    --------  ------------   ----------    --------   --------    -----------    --------   -------------
109 to 120                 5        $339,483       0.05%     9.073%        598        $67,897       68.48%            65.02%

169 to 180               196      16,370,925        2.22     8.409         594         83,525        76.93            62.96

229 to 240               487      21,701,407        2.94     9.793         626         44,561        90.34            60.54

289 to 300                33       6,743,207        0.91     5.534         711        204,340        78.73            66.38

349 to 360             4,216     693,760,935       93.89     7.355         600        164,554        77.47            58.67

TOTAL:                 4,937    $738,915,957     100.00%     7.434%        602       $149,669       77.84%            58.90%


As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 115 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 348 months.




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                  COMPUTATIONAL MATERIALS FOR
                                  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]              SERIES 2005-NC1
                                  GROUP 1 COLLATERAL SUMMARY
-------------------------------------------------------------------------------



       ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES


                          NUMBER    AGGREGATE                            WEIGHTED     AVERAGE      WEIGHTED
RANGE OF                   OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE         PERCENT
ORIGINAL MORTGAGE        MORTGAGE   BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE      ORIGINAL          FULL
LOAN PRINCIPAL BALANCES   LOANS    OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING      LTV         DOCUMENTATION
-----------------------  -------- ------------   ----------   --------   --------   -----------    ---------     -------------
$50,000 or less             451   $ 15,861,505       2.15%     10.369%        639   $     35,170      94.52%           53.74%

$50,001 to $100,000       1,220     92,893,689      12.57       8.089         584         76,142      77.42            72.19

$100,001 to $150,000      1,201    147,939,803      20.02       7.536         591        123,181      77.46            68.68

$150,001 to $200,000        783    136,146,489      18.43       7.361         594        173,878      76.40            65.00

$200,001 to $250,000        544    121,860,708      16.49       7.245         604        224,009      76.36            51.88

$250,001 to $300,000        396    108,682,919      14.71       7.149         605        274,452      78.08            49.05

$300,001 to $350,000        266     85,985,517      11.64       6.875         624        323,254      78.70            47.52

$350,001 to $400,000         53     19,236,409       2.60       7.119         647        362,951      82.23            34.02

$400,001 to $450,000         17      7,196,774       0.97       7.156         652        423,340      79.06            47.44

$450,001 to $500,000          4      1,883,025       0.25       7.278         594        470,756      81.08            49.01

$600,001 to $650,000          2      1,229,117       0.17       5.922         690        614,559      84.65           100.00

TOTAL:                    4,937   $738,915,957     100.00%      7.434%        602   $    149,669      77.84%           58.90%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $18,109 to approximately $617,136 and the average outstanding principal balance of the Mortgage Loans was approximately $149,669.

PRODUCT TYPES


                                NUMBER     AGGREGATE      PERCENT                WEIGHTED     AVERAGE      WEIGHTED
                                  OF       PRINCIPAL        OF       WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE       PERCENT
                               MORTGAGE     BALANCE      MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL        FULL
PRODUCT TYPES                   LOANS     OUTSTANDING      POOL       COUPON      SCORE     OUTSTANDING      LTV       DOCUMENTATION
                               --------   ------------   --------    --------    --------   ------------   --------    -------------
10 Year Fixed Loan                    5   $    339,483       0.05%      9.073%        598   $     67,897      68.48%         65.02%

15 Year Fixed Loan                  196     16,370,925       2.22       8.409         594         83,525      76.93          62.96

20 Year Fixed Loan                  487     21,701,407       2.94       9.793         626         44,561      90.34          60.54

25 Year Fixed Loan                    4        342,514       0.05       8.550         569         85,628      78.24         100.00

30 Year Fixed Loan                  632     95,517,617      12.93       6.995         638        151,135      75.30          74.45

10 Year IO/1 Month LIBOR ARM         29      6,400,693       0.87       5.372         719        220,714      78.76          64.58

2/28 LIBOR ARM                    3,425    572,773,251      77.52       7.428         593        167,233      77.72          56.16

3/27 LIBOR ARM                      159     25,470,068       3.45       7.067         623        160,189      79.89          56.00

TOTAL:                            4,937   $738,915,957     100.00%      7.434%        602   $    149,669      77.84%         58.90%


ADJUSTMENT TYPE

                               NUMBER     AGGREGATE     PERCENT                 WEIGHTED    AVERAGE       WEIGHTED
                                OF        PRINCIPAL       OF        WEIGHTED     AVERAGE    PRINCIPAL     AVERAGE       PERCENT
                              MORTGAGE     BALANCE      MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL        FULL
ADJUSTMENT TYPE                LOANS     OUTSTANDING     POOL        COUPON      SCORE     OUTSTANDING      LTV       DOCUMENTATION
                              --------   ------------   --------    --------    --------   ------------   --------    -------------
ARM                              3,613   $604,644,012      81.83%      7.391%        596   $    167,352      77.82%           56.24%

Fixed Rate                       1,324    134,271,945      18.17       7.629         630        101,414      77.92            70.84

TOTAL:                           4,937   $738,915,957     100.00%      7.434%        602   $    149,669      77.84%           58.90%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                  COMPUTATIONAL MATERIALS FOR
                                  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]              SERIES 2005-NC1
                                  GROUP 1 COLLATERAL SUMMARY
-------------------------------------------------------------------------------


STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                             NUMBER     AGGREGATE                               WEIGHTED    AVERAGE       WEIGHTED
                              OF        PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL      AVERAGE       PERCENT
STATE DISTRIBUTIONS         MORTGAGE     BALANCE       MORTGAGE     AVERAGE      CREDIT     BALANCE       ORIGINAL        FULL
OF MORTGAGED PROPERTIES      LOANS     OUTSTANDING       POOL        COUPON      SCORE     OUTSTANDING      LTV       DOCUMENTATION
                            --------   ------------   ----------    --------    --------   ------------   --------    -------------
Alabama                           20   $  1,922,943         0.26%      8.744%        561   $     96,147      84.62%           76.45%

Alaska                             7        632,354         0.09       8.108         621         90,336      93.49            58.16

Arizona                          139     15,597,294         2.11       7.454         610        112,211      82.02            58.39

Arkansas                          11      1,053,809         0.14       8.008         599         95,801      82.74            71.98

California                     1,186    246,397,252        33.35       6.950         613        207,755      74.68            53.31

Colorado                          81     10,387,015         1.41       7.439         610        128,235      82.86            70.20

Connecticut                       62      8,717,185         1.18       7.484         603        140,600      79.90            60.82

Delaware                          11      1,533,464         0.21       7.522         597        139,406      82.75            70.73

District of Columbia              21      3,551,959         0.48       7.775         563        169,141      71.83            83.29

Florida                          410     49,607,354         6.71       7.729         593        120,994      78.91            54.64

Georgia                           94     10,519,455         1.42       8.248         585        111,909      82.75            65.34

Hawaii                            53     12,021,942         1.63       6.981         637        226,829      75.57            64.88

Idaho                             43      3,599,525         0.49       8.076         607         83,710      81.64            59.93

Illinois                         158     21,576,159         2.92       7.795         595        136,558      79.88            61.83

Indiana                           82      7,200,277         0.97       7.880         589         87,808      83.83            74.73

Iowa                              19      2,099,743         0.28       7.707         606        110,513      84.79            79.13

Kansas                            10        876,733         0.12       8.019         597         87,673      84.92            67.14

Kentucky                          30      3,263,402         0.44       7.334         586        108,780      81.95            83.98

Louisiana                         45      4,158,146         0.56       7.668         584         92,403      78.80            68.69

Maine                             24      3,724,885         0.50       7.670         596        155,204      76.21            57.04

Maryland                          95     15,390,646         2.08       7.409         586        162,007      77.94            73.97

Massachusetts                    114     22,402,722         3.03       7.297         608        196,515      75.81            61.53

Michigan                         139     15,634,669         2.12       7.939         590        112,480      81.66            67.94

Minnesota                         99     13,175,800         1.78       7.605         606        133,089      82.14            62.05

Mississippi                       20      1,844,306         0.25       8.042         572         92,215      82.42            92.03

Missouri                          57      6,218,570         0.84       8.118         568        109,098      81.38            81.96

Montana                           17      2,028,266         0.27       7.935         586        119,310      82.44            63.15

Nebraska                          17      1,579,774         0.21       7.687         600         92,928      82.45            75.85

Nevada                           123     21,042,424         2.85       7.597         594        171,077      77.68            51.09

New Hampshire                     21      3,560,662         0.48       8.060         589        169,555      74.81            46.19

New Jersey                       173     34,629,877         4.69       7.717         601        200,173      77.55            48.69

New Mexico                        34      3,445,116         0.47       8.053         588        101,327      81.62            59.51

New York                         193     44,513,297         6.02       7.337         604        230,639      76.27            47.74

North Carolina                    57      5,666,504         0.77       8.256         596         99,412      80.98            64.56

North Dakota                       3        409,596         0.06       7.721         629        136,532      87.97            64.50

Ohio                             113     11,272,703         1.53       7.781         584         99,758      82.36            67.76

Oklahoma                          29      2,620,024         0.35       7.700         605         90,346      87.58            91.94

Oregon                            71      7,275,156         0.98       7.601         604        102,467      80.90            53.20

Pennsylvania                     129     14,179,888         1.92       7.775         576        109,922      80.67            77.90

Rhode Island                      42      6,748,134         0.91       7.588         606        160,670      77.62            60.80

South Carolina                    52      5,524,156         0.75       8.316         582        106,234      84.31            47.59

South Dakota                       3        311,845         0.04       9.233         598        103,948      81.07            17.60

Tennessee                         51      5,126,703         0.69       7.709         606        100,524      81.50            61.57

Texas                            484     44,264,974         5.99       8.012         588         91,457      78.73            66.96

Utah                              17      2,253,014         0.30       7.243         634        132,530      83.82            53.36

Virginia                         101     16,683,377         2.26       7.598         587        165,182      79.08            72.08

Washington                       126     17,450,142         2.36       7.387         607        138,493      82.18            69.73

West Virginia                      7        769,766         0.10       8.361         558        109,967      72.71            70.05

Wisconsin                         42      4,182,894         0.57       7.970         604         99,593      82.55            64.04

Wyoming                            2        270,058         0.04       7.278         671        135,029      78.35             0.00

TOTAL:                         4,937   $738,915,957       100.00%      7.434%        602   $    149,669      77.84%           58.90%


No more than approximately 0.41% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                  COMPUTATIONAL MATERIALS FOR
                                  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]              SERIES 2005-NC1
                                  GROUP 1 COLLATERAL SUMMARY
-------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS

                             NUMBER     AGGREGATE                               WEIGHTED    AVERAGE       WEIGHTED
                              OF        PRINCIPAL     PERCENT OF     WEIGHTED     AVERAGE    PRINCIPAL      AVERAGE      PERCENT
RANGE OF ORIGINAL           MORTGAGE     BALANCE       MORTGAGE      AVERAGE      CREDIT      BALANCE      ORIGINAL        FULL
LOAN-TO-VALUE RATIOS         LOANS     OUTSTANDING       POOL        COUPON       SCORE     OUTSTANDING      LTV       DOCUMENTATION
                            --------   ------------   ----------    --------    --------   ------------   --------    -------------
50.00% or less                   161   $ 21,163,029         2.86%      7.110%        588   $    131,447      41.85%           71.30%

50.01% to 55.00%                 102     15,699,632         2.12       6.996         580        153,918      52.71            70.11

55.01% to 60.00%                 156     24,376,698         3.30       7.087         589        156,261      57.89            70.50

60.01% to 65.00%                 270     43,477,972         5.88       7.258         578        161,030      63.41            62.32

65.01% to 70.00%                 364     59,716,280         8.08       7.432         576        164,056      68.64            62.77

70.01% to 75.00%                 532     87,696,451        11.87       7.556         577        164,843      74.03            60.02

75.01% to 80.00%               1,502    241,473,963        32.68       7.145         614        160,768      79.66            57.89

80.01% to 85.00%                 653    107,468,431        14.54       7.530         590        164,576      84.55            60.70

85.01% to 90.00%                 533     87,481,181        11.84       7.554         623        164,130      89.60            51.79

90.01% to 95.00%                 173     28,763,796         3.89       7.702         641        166,265      94.74            50.74

95.01% to 100.00%                491     21,598,524         2.92      10.245         658         43,989      99.99            45.23

TOTAL:                         4,937   $738,915,957       100.00%      7.434%        602   $    149,669      77.84%           58.90%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 14.53% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 2.29% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.91%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 20.03%.

LOAN PURPOSE


                             NUMBER     AGGREGATE                               WEIGHTED    AVERAGE       WEIGHTED
                               OF       PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE      PERCENT
                            MORTGAGE     BALANCE       MORTGAGE      AVERAGE     CREDIT      BALANCE      ORIGINAL       FULL
LOAN PURPOSE                 LOANS     OUTSTANDING      POOL         COUPON      SCORE     OUTSTANDING      LTV       DOCUMENTATION
                            --------   ------------   ----------    --------    --------   ------------   --------    -------------
Refinance - Cashout            3,080   $485,296,650        65.68%      7.409%        586   $    157,564      75.15%           65.84%

Purchase                       1,572    218,121,223        29.52       7.481         640        138,754      83.44            40.66

Refinance - Rate Term            285     35,498,084         4.80       7.499         591        124,555      80.15            75.99

TOTAL:                         4,937   $738,915,957       100.00%      7.434%        602   $    149,669      77.84%           58.90%

PROPERTY TYPE

                             NUMBER     AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED
                              OF        PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL      AVERAGE      PERCENT
                            MORTGAGE     BALANCE       MORTGAGE     AVERAGE      CREDIT      BALANCE      ORIGINAL        FULL
PROPERTY TYPE                LOANS     OUTSTANDING       POOL        COUPON      SCORE     OUTSTANDING       LTV      DOCUMENTATION
                            --------   ------------   ----------    --------    --------   ------------   --------    -------------
Single Family                  3,796   $550,831,367        74.55%      7.436%        598   $    145,108      77.53%           60.24%

Condominium                      271     38,996,600         5.28       7.414         619        143,899      78.29            58.50

Two- to Four-Family              293     64,463,483         8.72       7.339         627        220,012      77.80            46.48

Planned Unit Development         577     84,624,507        11.45       7.504         604        146,663      79.69            59.79

TOTAL:                         4,937   $738,915,957       100.00%      7.434%        602   $    149,669      77.84%           58.90%

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                  COMPUTATIONAL MATERIALS FOR
                                  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]              SERIES 2005-NC1
                                  GROUP 1 COLLATERAL SUMMARY
-------------------------------------------------------------------------------

DOCUMENTATION


                             NUMBER     AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED
                               OF       PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE       PERCENT
                            MORTGAGE     BALANCE       MORTGAGE     AVERAGE      CREDIT      BALANCE      ORIGINAL        FULL
DOCUMENTATION                LOANS     OUTSTANDING       POOL       COUPON       SCORE     OUTSTANDING      LTV       DOCUMENTATION
                            --------   ------------   ----------    --------    --------   ------------   --------    -------------
Stated Documentation           1,681   $277,360,872        37.54%      7.722%        623   $    164,998      79.30%            0.00%

Full Documentation  2yr W2     1,632    222,227,323        30.07       7.319         592        136,169      78.55           100.00

Full Documentation  1yr W2     1,456    212,967,058        28.82       7.203         585        146,269      75.05           100.00

Limited Documentation            168     26,360,703         3.57       7.261         602        156,909      78.95             0.00

TOTAL:                         4,937   $738,915,957       100.00%      7.434%        602   $    149,669      77.84%           58.90%



OCCUPANCY


                             NUMBER     AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED
                              OF        PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE       PERCENT
                            MORTGAGE     BALANCE       MORTGAGE     AVERAGE      CREDIT      BALANCE      ORIGINAL        FULL
OCCUPANCY                    LOANS     OUTSTANDING       POOL       COUPON       SCORE     OUTSTANDING      LTV       DOCUMENTATION
                            --------   ------------   ----------    --------    --------   ------------   --------    -------------
Primary                        4,681   $700,515,783        94.80%      7.418%        600   $    149,651      77.80%           59.91%

Investment                       220     31,450,649         4.26       7.710         644        142,957      78.36            42.35

Second Home                       36      6,949,525         0.94       7.818         635        193,042      79.78            31.96

TOTAL:                         4,937   $738,915,957       100.00%      7.434%        602   $    149,669      77.84%           58.90%


The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


MORTGAGE LOANS AGE SUMMARY

                             NUMBER     AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED
                              OF        PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL      AVERAGE      PERCENT
MORTGAGE LOANS AGE          MORTGAGE     BALANCE       MORTGAGE     AVERAGE      CREDIT      BALANCE      ORIGINAL        FULL
SUMMARY                      LOANS     OUTSTANDING      POOL        COUPON       SCORE     OUTSTANDING      LTV       DOCUMENTATION
                            --------   ------------   ----------    --------    --------   ------------   --------    -------------
3                                  4   $    624,825         0.08%      7.870%        611   $    156,206      94.02%           66.43%

4                              4,024    592,260,301        80.15       7.507         597        147,182      77.33            59.52

5                                764    125,292,551        16.96       7.184         621        163,995      79.50            54.77

6                                124     18,046,144         2.44       6.843         633        145,533      82.09            68.65

7                                 17      2,230,690         0.30       6.938         646        131,217      79.52            42.31

8                                  2        171,048         0.02       8.021         540         85,524      89.58            76.74

9                                  2        290,398         0.04       6.874         682        145,199      84.56            54.37

TOTAL:                         4,937   $738,915,957       100.00%      7.434%        602   $    149,669      77.84%           58.90%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                  COMPUTATIONAL MATERIALS FOR
                                  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]              SERIES 2005-NC1
                                  GROUP 1 COLLATERAL SUMMARY
-------------------------------------------------------------------------------

ORIGINAL PREPAYMENT PENALTY TERM

                             NUMBER     AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED
                              OF        PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE       PERCENT
ORIGINAL PREPAYMENT         MORTGAGE     BALANCE       MORTGAGE     AVERAGE      CREDIT      BALANCE      ORIGINAL        FULL
PENALTY TERM                 LOANS     OUTSTANDING      POOL        COUPON       SCORE     OUTSTANDING      LTV       DOCUMENTATION
                            --------   ------------   ----------    --------    --------   ------------   --------    -------------
None                           1,342   $180,537,938        24.43%      7.902%        599   $    134,529      78.97%           53.60%

12 Months                        142     27,245,262         3.69       7.439         618        191,868      76.47            59.54

24 Months                      2,692    425,369,725        57.57       7.323         595        158,013      77.74            58.11

36 Months                        761    105,763,031        14.31       7.083         632        138,979      76.69            70.94

TOTAL:                         4,937   $738,915,957       100.00%      7.434%        602   $    149,669      77.84%           58.90%


The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.


CREDIT SCORES

                             NUMBER     AGGREGATE                               WEIGHTED    AVERAGE       WEIGHTED
                               OF       PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE       PERCENT
                            MORTGAGE     BALANCE       MORTGAGE     AVERAGE      CREDIT     BALANCE       ORIGINAL        FULL
RANGE OF CREDIT SCORES       LOANS     OUTSTANDING      POOL        COUPON       SCORE     OUTSTANDING      LTV       DOCUMENTATION
                            --------   ------------   ----------    --------    --------   ------------   --------    -------------
500                               17   $  1,575,024         0.21%      9.042%        500   $     92,648      75.38%           84.38%

501 to 525                       549     76,832,274        10.40       8.471         514        139,949      72.84            75.01

526 to 550                       676     98,734,313        13.36       8.053         538        146,057      74.70            71.47

551 to 575                       667    100,364,225        13.58       7.543         563        150,471      75.55            66.49

576 to 600                       719    110,480,551        14.95       7.313         588        153,659      77.72            62.89

601 to 625                       660     97,298,401        13.17       7.078         613        147,422      79.08            66.51

626 to 650                       614     89,852,872        12.16       7.145         638        146,340      80.63            48.47

651 to 675                       472     69,961,249         9.47       7.068         663        148,223      80.29            37.43

676 to 700                       287     46,208,495         6.25       6.864         687        161,005      82.17            40.73

701 to 725                       133     20,951,763         2.84       7.031         712        157,532      82.34            32.28

726 to 750                        79     13,749,071         1.86       6.807         738        174,039      82.15            32.53

751 to 775                        43      7,773,120         1.05       6.563         759        180,770      81.30            32.76

776 to 800                        17      4,038,800         0.55       6.536         787        237,576      80.11            48.05

801 to 810                         4      1,095,799         0.15       6.798         808        273,950      84.88            41.81

TOTAL:                         4,937   $738,915,957       100.00%      7.434%        602   $    149,669      77.84%           58.90%


The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 810 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 602.





--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                  COMPUTATIONAL MATERIALS FOR
                                  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]              SERIES 2005-NC1
                                  GROUP 1 COLLATERAL SUMMARY
-------------------------------------------------------------------------------

CREDIT GRADE


                            NUMBER      AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED
                              OF        PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE       PERCENT
                            MORTGAGE     BALANCE       MORTGAGE     AVERAGE     CREDIT       BALANCE      ORIGINAL        FULL
CREDIT GRADE                 LOANS     OUTSTANDING       POOL       COUPON      SCORE      OUTSTANDING      LTV       DOCUMENTATION
                            --------   ------------   ----------    --------    --------   ------------   --------    -------------
AA                             3,095   $462,563,276        62.60%      7.238%        622   $    149,455      79.88%           51.82%

A+                               561     88,058,831        11.92       7.516         579        156,968      77.28            63.95

A-                               495     71,294,513         9.65       7.752         562        144,029      75.44            71.42

B                                399     60,634,044         8.21       7.941         556        151,965      74.10            76.75

C                                338     46,578,548          6.3       8.171         553        137,806      68.08            74.70

C-                                20      3,386,051         0.46      10.186         550        169,303      63.55            82.96

Credit Score                      29      6,400,693         0.87       5.372         719        220,714      78.76            64.58

TOTAL:                         4,937   $738,915,957       100.00%      7.434%        602   $    149,669      77.84%           58.90%



GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)


                            NUMBER      AGGREGATE                               WEIGHTED    AVERAGE       WEIGHTED
                              OF        PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE      PERCENT
                            MORTGAGE     BALANCE       MORTGAGE     AVERAGE      CREDIT      BALANCE      ORIGINAL       FULL
RANGE OF GROSS MARGINS       LOANS     OUTSTANDING       POOL       COUPON       SCORE     OUTSTANDING      LTV       DOCUMENTATION
                            --------   ------------   ----------    --------    --------   ------------   --------    -------------
0.501% to 1.000%                   2   $    396,454         0.07%      8.161%        592   $    198,227      75.00%           33.01%

1.501% to 2.000%                   1        171,391         0.03       7.800         563        171,391      80.00             0.00

2.501% to 3.000%                   3        451,588         0.07       4.757         747        150,529      82.39            54.16

3.001% to 3.500%                  16      4,240,600         0.70       5.263         728        265,037      77.51            60.28

3.501% to 4.000%                   7      1,208,313         0.20       5.671         685        172,616      79.99            68.89

4.001% to 4.500%                   5        796,707         0.13       6.153         660        159,341      82.76           100.00

4.501% to 5.000%                  21      3,575,804         0.59       7.402         609        170,276      77.47            59.21

5.001% to 5.500%               1,607    258,383,552        42.73       7.032         596        160,786      78.57            80.91

5.501% to 6.000%               1,339    244,416,466        40.42       7.566         608        182,537      79.22            22.83

6.001% to 6.500%                 308     47,315,363         7.83       7.912         555        153,621      74.63            76.62

6.501% to 7.000%                 300     42,782,173         7.08       8.261         554        142,607      68.90            74.79

7.001% to 7.500%                   3        699,916         0.12       8.562         544        233,305      68.53            38.46

7.501% to 8.000%                   1        205,685         0.03       7.950         646        205,685      75.00             0.00

TOTAL:                         3,613   $604,644,012       100.00%      7.391%        596   $    167,352      77.82%           56.24%

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 1.000% per annum to 7.950% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.598% per annum.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                    COMPUTATIONAL MATERIALS FOR
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2005-NC1
                                        GROUP 1 COLLATERAL SUMMARY
-------------------------------------------------------------------------------

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)


                        NUMBER       AGGREGATE                               WEIGHTED    AVERAGE     WEIGHTED
                         OF          PRINCIPAL      PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE      PERCENT
RANGE OF MAXIMUM       MORTGAGE       BALANCE        MORTGAGE     AVERAGE     CREDIT     BALANCE     ORIGINAL       FULL
MORTGAGE RATES          LOANS       OUTSTANDING       POOL        COUPON      SCORE    OUTSTANDING     LTV      DOCUMENTATION

12.000% or less            15      $  3,932,066        0.65%       5.245%      702      $262,138      80.19%       70.76%
12.001% to 12.500%         87        17,826,758        2.95        5.373       659       204,905      73.69        83.15
12.501% to 13.000%        218        44,609,642        7.38        5.838       639       204,631      75.19        77.57
13.001% to 13.500%        361        67,198,318       11.11        6.309       621       186,145      75.94        67.73
13.501% to 14.000%        597       109,431,890       18.10        6.797       611       183,303      75.86        56.07
14.001% to 14.500%        549        93,802,643       15.51        7.300       603       170,861      79.09        50.37
14.501% to 15.000%        704       116,132,035       19.21        7.793       581       164,960      79.15        52.94
15.001% to 15.500%        404        62,389,608       10.32        8.279       568       154,430      80.62        54.10
15.501% to 16.000%        368        50,847,754        8.41        8.773       561       138,173      80.27        45.46
16.001% to 16.500%        165        20,195,787        3.34        9.269       538       122,399      77.48        50.25
16.501% to 17.000%         87        11,220,952        1.86        9.759       540       128,976      76.78        25.18
17.001% to 17.500%         27         3,329,796        0.55       10.270       533       123,326      77.14        30.84
17.501% to 18.000%         19         2,206,339        0.36       10.788       529       116,123      68.82        30.97
18.001% to 18.500%          8           927,037        0.15       11.175       535       115,880      70.74        52.52
18.501% to 19.000%          3           533,955        0.09       11.828       512       177,985      76.10        33.36
19.001% to 19.500%          1            59,431        0.01       12.050       548        59,431      70.00       100.00
TOTAL:                  3,613      $604,644,012      100.00%       7.391%      596      $167,352      77.82%       56.24%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.400% per annum to 19.050% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 14.383% per annum.


NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                        NUMBER       AGGREGATE                               WEIGHTED    AVERAGE     WEIGHTED
                         OF          PRINCIPAL      PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE      PERCENT
NEXT RATE              MORTGAGE       BALANCE        MORTGAGE     AVERAGE     CREDIT     BALANCE     ORIGINAL       FULL
ADJUSTMENT DATE         LOANS       OUTSTANDING       POOL        COUPON      SCORE    OUTSTANDING     LTV      DOCUMENTATION

February 2005              29      $  6,400,693        1.06%       5.372%      719      $220,714      78.76%       64.58%
May 2006                    1           131,264        0.02        7.300       508       131,264      86.42       100.00
June 2006                   5           953,375        0.16        6.938       603       190,675      75.58        55.42
July 2006                  43         7,878,241        1.30        6.679       630       183,215      80.45        61.97
August 2006               511        88,352,587       14.61        7.287       609       172,901      79.23        49.99
September 2006          2,861       474,832,959       78.53        7.467       590       165,967      77.38        57.19
October 2006                4           624,825        0.10        7.870       611       156,206      94.02        66.43
April 2007                  1           157,891        0.03        6.600       637       157,891      80.00       100.00
July 2007                   2           207,487        0.03        7.476       603       103,743      93.21        64.19
August 2007                23         4,093,740        0.68        6.763       652       177,989      84.30        40.86
September 2007            133        21,010,950        3.47        7.126       618       157,977      78.89        58.54
TOTAL:                  3,613      $604,644,012      100.00%       7.391%      596      $167,352      77.82%       56.24%


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                    COMPUTATIONAL MATERIALS FOR
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2005-NC1
                                        GROUP 2 COLLATERAL SUMMARY
-------------------------------------------------------------------------------


Aggregate Outstanding Principal Balance           $271,947,644
Aggregate Original Principal Balance              $272,503,538
Number of Mortgage Loans                             1,069


                                       MINIMUM           MAXIMUM          AVERAGE (1)
                                       -------           -------          -----------
Original Principal Balance             $24,400          $750,000          $254,914
Outstanding Principal Balance          $24,290          $749,982          $254,394


                                       MINIMUM           MAXIMUM          AVERAGE (1)
                                       -------           -------          -----------
Original Term (mos)                       120               360               354
Stated remaining Term (mos)               116               356               350
Loan Age (mos)                              4                 7                 4
Current Interest Rate                   4.500%           12.550%            6.870%
Initial Interest Rate Cap(4)            1.500%            3.000%            1.603%
Periodic Rate Cap(4)                    1.500%            3.000%            1.603%
Gross Margin(4)                         2.750%            7.000%            5.361%
Maximum Mortgage Rate(4)               11.650%           18.750%           13.789%
Minimum Mortgage Rate(4)                4.030%           11.750%            6.776%
Months to Roll(4)                           1                32                19
Original Loan-to-Value                  23.57%           100.00%            80.08%
Credit Score (3)                          500               802               637


                                                         EARLIEST           LATEST
                                                        ----------        ----------
Maturity Date                                           09/01/2014        09/01/2034


LIEN POSITION                   PERCENT OF MORTGAGE POOL
-------------                   ------------------------
1st Lien                                  98.55%
2nd Lien                                   1.45%


OCCUPANCY                       PERCENT OF MORTGAGE POOL
---------                       ------------------------
Primary                                   97.02%
Second Home                                0.72%
Investment                                 2.27%


LOAN TYPE                       PERCENT OF MORTGAGE POOL
---------                       ------------------------
Fixed Rate                                 9.45%
ARM                                       90.55%


AMORTIZATION TYPE               PERCENT OF MORTGAGE POOL
-----------------               ------------------------
Fully Amortizing                          51.13%
Interest Only                             48.87%


YEAR OF ORIGINATION             PERCENT OF MORTGAGE POOL
-------------------             ------------------------
2004                                     100.00%


LOAN PURPOSE                    PERCENT OF MORTGAGE POOL
------------                    ------------------------
Purchase                                  42.75%
Refinance - Rate/Term                      3.28%
Refinance - Cashout                       53.98


PROPERTY TYPE                   PERCENT OF MORTGAGE POOL
-------------                   ------------------------
Single Family                             76.82%
Condominium                                5.54%
Two- to Four-Family                        3.85%
Planned Unit Development                  13.78%


(1)      Sum of Principal Balance divided by total number of loans.

(2)      Weighted by Outstanding Principal Balance.

(3)      Minimum and Weighting only for loans with scores.

(4)      ARM Loans only


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                    COMPUTATIONAL MATERIALS FOR
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2005-NC1
                                        GROUP 2 COLLATERAL SUMMARY
-------------------------------------------------------------------------------


MORTGAGE RATES


                        NUMBER       AGGREGATE                               WEIGHTED    AVERAGE     WEIGHTED
                         OF          PRINCIPAL      PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE      PERCENT
RANGE OF               MORTGAGE       BALANCE        MORTGAGE     AVERAGE     CREDIT     BALANCE     ORIGINAL       FULL
MORTGAGE RATES          LOANS       OUTSTANDING       POOL        COUPON      SCORE    OUTSTANDING     LTV      DOCUMENTATION

5.500% or less             70      $ 26,697,544        9.82%       5.229%      702      $381,393      80.58%       56.94%
5.501% to 6.000%          129        41,188,541       15.15        5.823       658       319,291      78.82        71.56
6.001% to 6.500%          118        41,186,756       15.15        6.292       647       349,040      78.20        54.09
6.501% to 7.000%          177        59,163,744       21.76        6.825       635       334,258      79.77        31.27
7.001% to 7.500%          146        41,109,702       15.12        7.281       628       281,573      81.63        34.26
7.501% to 8.000%          141        30,157,498       11.09        7.771       617       213,883      80.84        37.15
8.001% to 8.500%           84        12,258,013        4.51        8.229       582       145,929      80.25        45.28
8.501% to 9.000%           91         9,830,187        3.61        8.808       562       108,024      77.76        50.55
9.001% to 9.500%           32         3,387,184        1.25        9.212       586       105,850      84.35        31.70
9.501% to 10.000%          28         2,100,073        0.77        9.788       586        75,003      84.11        44.30
10.001% to 10.500%         14         1,405,490        0.52       10.230       603       100,392      86.37         8.75
10.501% to 11.000%         18         1,640,392        0.60       10.768       590        91,133      84.00        16.90
11.001% to 11.500%         14         1,218,569        0.45       11.251       641        87,041      97.23        32.30
11.501% to 12.000%          3           279,079        0.10       11.635       602        93,026      89.85        31.18
12.001% to 12.500%          3           243,955        0.09       12.302       586        81,318      99.68       100.00
12.501% to 13.000%          1            80,917        0.03       12.550       616        80,917     100.00       100.00
TOTAL:                  1,069      $271,947,644      100.00%       6.870%      637      $254,394      80.08%       45.77%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.500% per annum to 12.550% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.870% per annum.


REMAINING MONTHS TO STATED MATURITY


                        NUMBER       AGGREGATE                               WEIGHTED    AVERAGE     WEIGHTED
RANGE OF                 OF          PRINCIPAL      PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE      PERCENT
REMAINING MONTHS       MORTGAGE       BALANCE        MORTGAGE     AVERAGE     CREDIT     BALANCE     ORIGINAL       FULL
TO STATED MATURITY      LOANS       OUTSTANDING       POOL        COUPON      SCORE    OUTSTANDING     LTV      DOCUMENTATION

109 to 120                  1      $     51,696        0.02%       8.990%      556      $ 51,696      74.89%      100.00%
169 to 180                 23         1,488,343        0.55        8.793       587        64,711      79.45        58.37
229 to 240                 27         2,123,113        0.78        9.958       637        78,634      91.41        34.78
289 to 300                 47        17,075,433        6.28        5.317       732       363,307      83.00        35.50
349 to 360                971       251,209,059       92.37        6.938       631       258,712      79.79        46.48
TOTAL:                  1,069      $271,947,644      100.00%       6.870%      637      $254,394      80.08%       45.77%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 116 months to 356 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 350 months.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                    COMPUTATIONAL MATERIALS FOR
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2005-NC1
                                        GROUP 2 COLLATERAL SUMMARY
-------------------------------------------------------------------------------


ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES


                        NUMBER       AGGREGATE                               WEIGHTED    AVERAGE     WEIGHTED
RANGE OF ORIGINAL        OF          PRINCIPAL      PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE      PERCENT
MORTGAGE LOAN          MORTGAGE       BALANCE        MORTGAGE     AVERAGE     CREDIT     BALANCE     ORIGINAL       FULL
PRINCIPAL BALANCES      LOANS       OUTSTANDING       POOL        COUPON      SCORE    OUTSTANDING     LTV      DOCUMENTATION

$50,000 or less            22      $  1,045,691        0.38%       8.471%      570      $ 47,531      63.57%       85.74%
$50,001 to $100,000       309        22,330,428        8.21        8.575       587        72,267      80.63        69.47
$100,001 to $150,000      107        12,889,501        4.74        7.521       607       120,463      79.03        52.64
$150,001 to $200,000       48         8,499,674        3.13        6.775       646       177,077      80.33        43.77
$200,001 to $250,000       53        11,837,936        4.35        6.816       660       223,357      79.24        36.19
$250,001 to $300,000       60        16,602,061        6.10        6.628       658       276,701      80.80        43.26
$300,001 to $350,000       52        16,811,320        6.18        6.641       659       323,295      80.68        34.73
$350,001 to $400,000      181        68,357,099       25.14        6.912       635       377,664      80.14        40.84
$400,001 to $450,000       94        39,700,685       14.60        6.609       633       422,348      81.06        44.93
$450,001 to $500,000       85        40,340,756       14.83        6.498       641       474,597      79.59        42.70
$500,001 to $550,000       21        11,128,697        4.09        6.354       638       529,938      79.13        42.87
$550,001 to $600,000       23        13,146,842        4.83        6.356       674       571,602      81.46        65.10
$600,001 to $650,000        8         4,997,311        1.84        6.756       668       624,664      76.54        37.45
$650,001 to $700,000        3         2,015,720        0.74        5.667       664       671,907      78.01        65.70
$700,001 to $750,000        3         2,243,924        0.83        6.515       645       747,975      78.05        33.42
TOTAL:                  1,069      $271,947,644      100.00%       6.870%      637      $254,394      80.08%       45.77%


As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $24,290 to approximately $749,982 and the average outstanding principal balance of the Mortgage Loans was approximately $254,394.

PRODUCT TYPES


                        NUMBER       AGGREGATE                               WEIGHTED    AVERAGE     WEIGHTED
                         OF          PRINCIPAL      PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE      PERCENT
                       MORTGAGE       BALANCE        MORTGAGE     AVERAGE     CREDIT     BALANCE     ORIGINAL       FULL
PRODUCT TYPES           LOANS       OUTSTANDING       POOL        COUPON      SCORE    OUTSTANDING     LTV      DOCUMENTATION

10 Year Fixed Loan          1      $     51,696        0.02%       8.990%      556      $ 51,696      74.89%      100.00%
15 Year Fixed Loan         23         1,488,343        0.55        8.793       587        64,711      79.45        58.37
20 Year Fixed Loan         27         2,123,113        0.78        9.958       637        78,634      91.41        34.78
25 Year Fixed Loan          2           221,594        0.08        8.950       634       110,797      94.08         0.00
30 Year Fixed Loan        107        21,805,531        8.02        7.220       662       203,790      81.59        56.54
10 Year IO/1
  Month LIBOR ARM          45        16,853,839        6.20        5.269       733       374,530      82.86        35.97
2/28 LIBOR ARM            827       219,192,639       80.60        6.924       627       265,046      79.55        45.48
3/27 LIBOR ARM             37        10,210,889        3.75        6.625       659       275,970      81.08        46.31
TOTAL:                  1,069      $271,947,644      100.00%       6.870%      637      $254,394      80.08%       45.77%


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                    COMPUTATIONAL MATERIALS FOR
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2005-NC1
                                        GROUP 2 COLLATERAL SUMMARY
-------------------------------------------------------------------------------


ADJUSTMENT TYPE


                        NUMBER       AGGREGATE                               WEIGHTED    AVERAGE     WEIGHTED
                         OF          PRINCIPAL      PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE      PERCENT
                       MORTGAGE       BALANCE        MORTGAGE     AVERAGE     CREDIT     BALANCE     ORIGINAL       FULL
ADJUSTMENT TYPE         LOANS       OUTSTANDING       POOL        COUPON      SCORE    OUTSTANDING     LTV      DOCUMENTATION

ARM                       909      $246,257,367       90.55%       6.799%      635      $270,910      79.84%       44.87%
Fixed Rate                160        25,690,277        9.45        7.556       655       160,564      82.37        54.45
TOTAL:                  1,069      $271,947,644      100.00%       6.870%      637      $254,394      80.08%       45.77%


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                    COMPUTATIONAL MATERIALS FOR
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2005-NC1
                                        GROUP 2 COLLATERAL SUMMARY
-------------------------------------------------------------------------------


STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES


STATE                   NUMBER       AGGREGATE                               WEIGHTED    AVERAGE     WEIGHTED
DISTRIBUTIONS            OF          PRINCIPAL      PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE      PERCENT
OF MORTGAGED           MORTGAGE       BALANCE        MORTGAGE     AVERAGE     CREDIT     BALANCE     ORIGINAL       FULL
PROPERTIES              LOANS       OUTSTANDING       POOL        COUPON      SCORE    OUTSTANDING     LTV      DOCUMENTATION

Alabama                     6      $    425,757        0.16%       8.286%      582      $ 70,960      82.55%      100.00%
Arizona                    32         4,782,952        1.76        7.252       621       149,467      81.28        67.16
Arkansas                    1            54,267        0.02        8.500       581        54,267      80.00       100.00
California                479       171,643,665       63.12        6.568       648       358,338      80.05        42.12
Colorado                   17         3,681,544        1.35        6.728       645       216,561      81.85        44.63
Connecticut                 3         1,328,478        0.49        7.152       602       442,826      81.37         0.00
Delaware                    1            87,747        0.03        7.700       512        87,747      67.69       100.00
District of Columbia        6         1,811,798        0.67        6.827       628       301,966      74.76        29.27
Florida                    69        10,768,998        3.96        7.273       602       156,072      77.63        46.57
Georgia                     5         1,157,227        0.43        8.480       548       231,445      88.18       100.00
Hawaii                      3         1,449,851        0.53        5.925       709       483,284      81.41        78.07
Idaho                       3           299,433        0.11        7.869       597        99,811      84.89       100.00
Illinois                   11         2,844,802        1.05        7.796       675       258,618      87.00        24.12
Indiana                    28         1,913,103        0.70        8.029       562        68,325      79.41        89.10
Iowa                        3           166,848        0.06        7.734       615        55,616      78.54       100.00
Kansas                      2           222,525        0.08        7.669       637       111,263      90.00        55.51
Kentucky                    4           332,301        0.12        7.404       631        83,075      76.10        69.18
Louisiana                  13           916,405        0.34        8.274       551        70,493      75.19        72.37
Maryland                   21         6,171,485        2.27        7.365       591       293,880      75.94        54.41
Massachusetts              15         4,628,915        1.70        7.245       633       308,594      82.15        44.29
Michigan                   53         5,112,491        1.88        7.788       613        96,462      80.19        82.10
Minnesota                   8         1,150,232        0.42        7.379       680       143,779      81.40        36.07
Mississippi                 3           280,666        0.10        7.207       597        93,555      80.00       100.00
Missouri                   16         1,076,293        0.40        8.236       580        67,268      80.30        85.40
Montana                     3           560,376        0.21        8.033       588       186,792      73.54        65.29
Nebraska                    4           880,077        0.32        6.925       659       220,019      83.44        23.47
Nevada                     18         5,174,437        1.90        6.888       643       287,469      81.77        59.01
New Hampshire               1           650,000        0.24        6.250       658       650,000      74.80         0.00
New Jersey                 15         5,444,913        2.00        7.473       624       362,994      78.76        31.82
New Mexico                  1           438,228        0.16        8.990       548       438,228      80.00       100.00
New York                   28        10,344,345        3.80        7.214       633       369,441      82.27        40.17
North Carolina              2           718,584        0.26        7.239       680       359,292      80.09        55.48
North Dakota                1            66,000        0.02        7.900       616        66,000      76.74       100.00
Ohio                       38         2,837,712        1.04        8.155       575        74,677      80.68        69.39
Oklahoma                    9           580,211        0.21        8.854       542        64,468      72.79        81.90
Oregon                      7         1,812,924        0.67        6.070       683       258,989      81.96        27.52
Pennsylvania               39         3,654,131        1.34        8.005       590        93,696      76.11        65.37
Rhode Island                4           734,157        0.27        7.968       557       183,539      76.36        29.47
South Carolina              1           135,427        0.05        7.450       642       135,427      80.00         0.00
Tennessee                  13           979,430        0.36        8.119       562        75,341      77.40        55.92
Texas                      40         4,977,451        1.83        8.130       596       124,436      82.28        41.29
Utah                        1           180,000        0.07        5.750       622       180,000      80.00       100.00
Virginia                   19         5,090,994        1.87        7.320       631       267,947      81.83        48.54
Washington                 20         4,033,512        1.48        6.652       638       201,676      78.86        59.90
Wisconsin                   3           346,952        0.13        8.325       607       115,651      76.31        57.20
TOTAL:                  1,069      $271,947,644      100.00%       6.870%      637      $254,394      80.08%       45.77%

No more than approximately 1.04% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                    COMPUTATIONAL MATERIALS FOR
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2005-NC1
                                        GROUP 2 COLLATERAL SUMMARY
-------------------------------------------------------------------------------


ORIGINAL LOAN-TO-VALUE RATIOS


                        NUMBER       AGGREGATE                               WEIGHTED    AVERAGE     WEIGHTED
RANGE OF                 OF          PRINCIPAL      PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE      PERCENT
ORIGINAL LOAN-         MORTGAGE       BALANCE        MORTGAGE     AVERAGE     CREDIT     BALANCE     ORIGINAL       FULL
TO-VALUE RATIOS         LOANS       OUTSTANDING       POOL        COUPON      SCORE    OUTSTANDING     LTV      DOCUMENTATION

50.00% or less             23      $  3,498,942        1.29%       6.844%      605      $152,128      44.77%       71.07%
50.01% to 55.00%            5           639,239        0.24        7.911       543       127,848      53.79        81.20
55.01% to 60.00%           13         2,657,816        0.98        7.144       597       204,447      57.24        75.17
60.01% to 65.00%           51        10,853,598        3.99        7.199       602       212,816      63.54        30.74
65.01% to 70.00%           75        15,603,401        5.74        7.077       597       208,045      69.02        46.48
70.01% to 75.00%          109        28,145,462       10.35        6.900       598       258,215      73.82        51.88
75.01% to 80.00%          421       114,012,061       41.92        6.619       649       270,812      79.64        47.71
80.01% to 85.00%          156        47,074,902       17.31        6.671       645       301,762      84.50        37.28
85.01% to 90.00%          129        34,482,452       12.68        7.030       646       267,306      89.47        48.25
90.01% to 95.00%           36         9,480,919        3.49        7.463       658       263,359      94.68        39.22
95.01% to 100.00%          51         5,498,851        2.02       10.128       668       107,821      99.98        36.05
TOTAL:                  1,069      $271,947,644      100.00%       6.870%      637      $254,394      80.08%       45.77%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 23.57% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 1.45% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.97%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.83%.

LOAN PURPOSE


                        NUMBER       AGGREGATE                               WEIGHTED    AVERAGE     WEIGHTED
                         OF          PRINCIPAL      PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE      PERCENT
                       MORTGAGE       BALANCE        MORTGAGE     AVERAGE     CREDIT     BALANCE     ORIGINAL       FULL
LOAN PURPOSE            LOANS       OUTSTANDING       POOL        COUPON      SCORE    OUTSTANDING     LTV      DOCUMENTATION

Refinance -
   Cashout                606      $146,787,868       53.98%       6.960%      614      $242,224      78.01%       52.40%
Purchase                  413       116,251,048       42.75        6.759       667       281,480      82.67        38.04
Refinance -
   Rate Term               50         8,908,728        3.28        6.841       635       178,175      80.44        37.34
TOTAL:                  1,069      $271,947,644      100.00%       6.870%      637      $254,394      80.08%       45.77%


PROPERTY TYPE


                        NUMBER       AGGREGATE                               WEIGHTED    AVERAGE     WEIGHTED
                         OF          PRINCIPAL      PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE      PERCENT
                       MORTGAGE       BALANCE        MORTGAGE     AVERAGE     CREDIT     BALANCE     ORIGINAL       FULL
PROPERTY TYPE           LOANS       OUTSTANDING       POOL        COUPON      SCORE    OUTSTANDING     LTV      DOCUMENTATION

Single Family             846      $208,917,935       76.82%       6.855%      635      $246,948      80.10%       47.52%
Condominium                64        15,075,832        5.54        7.089       648       235,560      79.29        36.63
Two- to
   Four-Family             38        10,469,511        3.85        6.967       678       275,513      79.53        19.03
Planned Unit
   Development            121        37,484,367       13.78        6.840       631       309,788      80.42        47.15
TOTAL:                  1,069      $271,947,644      100.00%       6.870%      637      $254,394      80.08%       45.77%


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                    COMPUTATIONAL MATERIALS FOR
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2005-NC1
                                        GROUP 2 COLLATERAL SUMMARY
-------------------------------------------------------------------------------


DOCUMENTATION


                        NUMBER       AGGREGATE                               WEIGHTED    AVERAGE     WEIGHTED
                         OF          PRINCIPAL      PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE      PERCENT
                       MORTGAGE       BALANCE        MORTGAGE     AVERAGE     CREDIT     BALANCE     ORIGINAL       FULL
DOCUMENTATION           LOANS       OUTSTANDING       POOL        COUPON      SCORE    OUTSTANDING     LTV      DOCUMENTATION

Stated Documentation      467      $132,756,501       48.82%       7.094%      655      $284,275      80.63%        0.00%
Full Documentation
   2yr W2                 311        67,994,008       25.00        6.686       620       218,630      80.12       100.00
Full Documentation
   1yr W2                 248        56,479,922       20.77        6.629       616       227,742      78.61       100.00
Limited Documentation      43        14,717,213        5.41        6.622       633       342,261      80.63         0.00
TOTAL:                  1,069      $271,947,644      100.00%       6.870%      637      $254,394      80.08%       45.77%


OCCUPANCY


                        NUMBER       AGGREGATE                               WEIGHTED    AVERAGE     WEIGHTED
                         OF          PRINCIPAL      PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE      PERCENT
                       MORTGAGE       BALANCE        MORTGAGE     AVERAGE     CREDIT     BALANCE     ORIGINAL       FULL
OCCUPANCY               LOANS       OUTSTANDING       POOL        COUPON      SCORE    OUTSTANDING     LTV      DOCUMENTATION

Primary                 1,021      $263,831,282       97.02%       6.858%      636      $258,405      80.18%       46.01%
Investment                 43         6,166,990        2.27        7.550       648       143,418      76.52        37.41
Second Home                 5         1,949,371        0.72        6.371       739       389,874      78.21        39.26
TOTAL:                  1,069      $271,947,644      100.00%       6.870%      637      $254,394      80.08%       45.77%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


MORTGAGE LOANS AGE SUMMARY


                        NUMBER       AGGREGATE                               WEIGHTED    AVERAGE     WEIGHTED
                         OF          PRINCIPAL      PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE      PERCENT
MORTGAGE LOANS         MORTGAGE       BALANCE        MORTGAGE     AVERAGE     CREDIT     BALANCE     ORIGINAL       FULL
AGE SUMMARY             LOANS       OUTSTANDING       POOL        COUPON      SCORE    OUTSTANDING     LTV      DOCUMENTATION

4                         816      $195,395,045       71.85%       7.041%      626      $239,455      79.61%       47.87%
5                         224        66,661,214       24.51        6.489       665       297,595      81.06        37.67
6                          27         9,368,389        3.44        6.082       678       346,977      82.74        57.66
7                           2           522,995        0.19        5.730       742       261,498      82.53        81.20
TOTAL:                  1,069      $271,947,644      100.00%       6.870%      637      $254,394      80.08%       45.77%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                    COMPUTATIONAL MATERIALS FOR
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2005-NC1
                                        GROUP 2 COLLATERAL SUMMARY
-------------------------------------------------------------------------------


ORIGINAL PREPAYMENT PENALTY TERM


                        NUMBER       AGGREGATE                               WEIGHTED    AVERAGE     WEIGHTED
ORGINAL                  OF          PRINCIPAL      PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE      PERCENT
PREPAYMENT             MORTGAGE       BALANCE        MORTGAGE     AVERAGE     CREDIT     BALANCE     ORIGINAL       FULL
PENALTY TERM            LOANS       OUTSTANDING       POOL        COUPON      SCORE    OUTSTANDING     LTV      DOCUMENTATION

None                      162      $ 50,078,893       18.41%       6.893%      668      $309,129      81.59%       33.26%
12 Months                  22         7,498,891        2.76        7.077       642       340,859      80.54        41.61
24 Months                 750       187,969,205       69.12        6.849       626       250,626      79.66        47.92
36 Months                 135        26,400,654        9.71        6.919       655       195,560      80.08        55.36
TOTAL:                  1,069      $271,947,644      100.00%       6.870%      637      $254,394      80.08%       45.77%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.


CREDIT SCORES


                        NUMBER       AGGREGATE                               WEIGHTED    AVERAGE     WEIGHTED
                         OF          PRINCIPAL      PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE      PERCENT
RANGE OF               MORTGAGE       BALANCE        MORTGAGE     AVERAGE     CREDIT     BALANCE     ORIGINAL       FULL
CREDIT SCORES           LOANS       OUTSTANDING       POOL        COUPON      SCORE    OUTSTANDING     LTV      DOCUMENTATION

500                         2      $    169,464        0.06%       7.804%      500      $ 84,732      71.32%      100.00%
501 to 525                 82        11,831,213        4.35        8.224       515       144,283      71.56        88.36
526 to 550                106        18,517,916        6.81        8.078       539       174,697      75.74        52.62
551 to 575                110        19,279,623        7.09        7.398       562       175,269      77.78        58.80
576 to 600                114        27,871,343       10.25        6.946       589       244,485      78.87        64.76
601 to 625                132        36,605,255       13.46        6.735       613       277,313      80.35        57.20
626 to 650                144        40,671,410       14.96        6.757       640       282,440      80.68        44.13
651 to 675                149        40,773,843       14.99        6.791       662       273,650      82.28        32.13
676 to 700                101        31,776,354       11.68        6.525       687       314,617      81.67        27.14
701 to 725                 70        23,968,326        8.81        6.278       711       342,405      81.67        35.24
726 to 750                 22         6,803,498        2.50        6.616       738       309,250      83.87        25.19
751 to 775                 25         8,684,090        3.19        6.288       762       347,364      82.14        27.68
776 to 800                 11         4,527,809        1.66        5.680       784       411,619      80.54        34.14
801 to 802                  1           467,500        0.17        5.250       802       467,500      85.00         0.00
TOTAL:                  1,069      $271,947,644      100.00%       6.870%      637      $254,394      80.08%       45.77%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 802 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 637.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                    COMPUTATIONAL MATERIALS FOR
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2005-NC1
                                        GROUP 2 COLLATERAL SUMMARY
-------------------------------------------------------------------------------


CREDIT GRADE


                        NUMBER       AGGREGATE                               WEIGHTED    AVERAGE     WEIGHTED
                         OF          PRINCIPAL      PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE      PERCENT
                       MORTGAGE       BALANCE        MORTGAGE     AVERAGE     CREDIT     BALANCE     ORIGINAL       FULL
CREDIT GRADE            LOANS       OUTSTANDING       POOL        COUPON      SCORE    OUTSTANDING     LTV      DOCUMENTATION

AA                        726      $199,701,856       73.43%       6.866%      645      $275,071      81.10%       40.01%
A+                         92        23,173,465        8.52        6.971       595       251,885      78.58        60.00
A-                         88        15,920,983        5.85        7.244       583       180,920      76.02        73.71
B                          57         9,013,851        3.31        7.921       554       158,138      72.49        78.22
C                          58         6,999,742        2.57        8.191       554       120,685      68.87        79.09
C-                          3           283,909         0.1        9.901       547        94,636      63.54       100.00
Credit Score               45        16,853,839         6.2        5.269       733       374,530      82.86        35.97
TOTAL:                  1,069      $271,947,644      100.00%       6.870%      637      $254,394      80.08%       45.77%


GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)


                        NUMBER       AGGREGATE                               WEIGHTED    AVERAGE     WEIGHTED
                         OF          PRINCIPAL      PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE      PERCENT
RANGE OF               MORTGAGE       BALANCE        MORTGAGE     AVERAGE     CREDIT     BALANCE     ORIGINAL       FULL
GROSS MARGINS           LOANS       OUTSTANDING       POOL        COUPON      SCORE    OUTSTANDING     LTV      DOCUMENTATION

2.501% to 3.000%            3      $  1,172,487        0.48%       5.425%      694      $390,829      82.66%       73.44%
3.001% to 3.500%           34        13,372,506        5.43        5.268       742       393,309      83.10        31.21
3.501% to 4.000%           11         3,158,637        1.28        5.718       686       287,149      79.77        33.69
4.001% to 4.500%            2           680,944        0.28        6.166       685       340,472      81.62        32.45
4.501% to 5.000%            8         2,363,812        0.96        6.618       629       295,477      75.85        27.18
5.001% to 5.500%          390       104,263,971       42.34        6.559       625       267,344      80.01        75.42
5.501% to 6.000%          375       110,276,714       44.78        7.135       638       294,071      80.24        15.71
6.001% to 6.500%           38         5,399,540        2.19        8.207       553       142,093      72.25        72.54
6.501% to 7.000%           48         5,568,755        2.26        7.992       571       116,016      69.41        65.41
TOTAL:                    909      $246,257,367      100.00%       6.799%      635      $270,910      79.84%       44.87%

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 2.750% per annum to 7.000% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.361% per annum.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]                     SERIES 2005-NC1
                                         GROUP 2 COLLATERAL SUMMARY
--------------------------------------------------------------------------------


MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                            NUMBER      AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED
                              OF        PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE        PERCENT
RANGE OF MAXIMUM            MORTGAGE    BALANCE        MORTGAGE     AVERAGE     CREDIT       BALANCE      ORIGINAL        FULL
MORTGAGE RATES               LOANS     OUTSTANDING       POOL       COUPON      SCORE      OUTSTANDING      LTV       DOCUMENTATION
                            --------   ------------   ----------    --------    --------   ------------   --------    -------------
12.000% or less                   22   $  7,792,964         3.16%      5.134%        726   $    354,226      83.37%           36.60%

12.001% to 12.500%                56     20,801,972         8.45       5.344         689        371,464      79.50            62.26

12.501% to 13.000%               117     37,261,032        15.13       5.811         655        318,470      79.30            72.85

13.001% to 13.500%                97     33,078,112        13.43       6.280         641        341,011      77.16            52.04

13.501% to 14.000%               160     53,604,139        21.77       6.828         631        335,026      79.86            30.51

14.001% to 14.500%               139     39,404,389        16.00       7.275         628        283,485      81.69            33.51

14.501% to 15.000%               128     29,229,172        11.87       7.770         616        228,353      81.06            35.48

15.001% to 15.500%                75     11,654,784         4.73       8.223         583        155,397      80.44            44.47

15.501% to 16.000%                66      7,990,885         3.24       8.809         555        121,074      76.74            46.54

16.001% to 16.500%                25      2,974,762         1.21       9.206         587        118,990      85.11            28.73

16.501% to 17.000%                13        957,333         0.39       9.769         528         73,641      74.14            55.38

17.001% to 17.500%                 3        566,523         0.23      10.106         532        188,841      76.96             0.00

17.501% to 18.000%                 6        735,215         0.30      10.698         518        122,536      66.86             0.00

18.001% to 18.500%                 1        111,700         0.05      11.450         509        111,700      70.00           100.00

18.501% to 19.000%                 1         94,384         0.04      11.750         522         94,384      70.00             0.00

TOTAL:                           909   $246,257,367       100.00%      6.799%        635   $    270,910      79.84%           44.87%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.650% per annum to 18.750% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.789% per annum.


NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER     AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED
                              OF        PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE       PERCENT
                            MORTGAGE     BALANCE       MORTGAGE     AVERAGE      CREDIT      BALANCE      ORIGINAL        FULL
NEXT RATE ADJUSTMENT DATE    LOANS     OUTSTANDING       POOL       COUPON       SCORE     OUTSTANDING      LTV       DOCUMENTATION
                            --------   ------------   ----------    --------    --------   ------------   --------    -------------
February 2005                     45   $ 16,853,839         6.84%      5.269%        733   $    374,530      82.86%           35.97%

July 2006                         15      5,293,380         2.15       6.306         661        352,892      82.84            41.84

August 2006                      168     49,262,178        20.00       6.598         653        293,227      80.63            35.46

September 2006                   644    164,637,082        66.86       7.042         618        255,648      79.12            48.60

June 2007                          1         98,320         0.04       6.725         684         98,320      80.00             0.00

August 2007                        4      1,219,535         0.50       7.231         650        304,884      77.46            10.93

September 2007                    32      8,893,034         3.61       6.541         660        277,907      81.59            51.68

TOTAL:                           909   $246,257,367       100.00%      6.799%        635   $    270,910      79.84%           44.87%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]                     SERIES 2005-NC1
                                         GROUP 2 COLLATERAL SUMMARY
--------------------------------------------------------------------------------


                         GROUP 1 ASSUMED MORTGAGE POOLS

                       GROUP 1 FIXED RATE MORTGAGE LOANS

                                                                              ORIGINAL     REMAINING    ORIGINAL
                                                                ORIGINAL      REMAINING    INTEREST    INTEREST      MONTHS TO
                             NET      ORIGINAL   REMAINING    AMORTIZATION   AMORTIZATION    ONLY        ONLY       PREPAYMENT
   CURRENT      MORTGAGE   MORTGAGE     TERM       TERM          TERM           TERM         TERM        TERM        PENALTY
 BALANCE ($)     RATE(%)    RATE(%)   (MONTHS)    (MONTHS)      (MONTHS)      (MONTHS)      (MONTHS)    (MONTHS)    EXPIRATION
-------------   --------   --------   --------   ----------   ------------   ------------   --------   ----------   ----------
   339,482.57      9.073      8.563        120          116            120            116          0            0            0

 7,366,704.66      8.598      8.088        180          176            180            176          0            0            0

   764,055.90      8.177      7.667        180          176            180            176          0            0           12

    74,083.71      8.900      8.390        180          175            180            175          0            0           24

 7,654,230.10      8.115      7.605        180          176            180            176          0            0           36

 2,807,739.33      8.585      8.075        240          236            240            236          0            0            0

   415,938.80      6.878      6.368        240          235            240            235          0            0           12

 4,621,492.20      7.981      7.471        240          236            240            236          0            0           36

   167,394.69      9.538      9.028        300          296            300            296          0            0            0

   175,118.83      7.606      7.096        300          296            300            296          0            0           36

11,390,749.09      7.414      6.904        360          356            360            356          0            0            0

 8,453,349.34      6.652      6.142        360          355            360            355          0            0           12

 1,032,202.31      6.882      6.372        360          356            360            356          0            0           24

72,058,129.20      6.841      6.331        360          356            360            356          0            0           36

   184,863.17     10.579     10.069        180          176            180            176          0            0            0

    56,194.26     11.000     10.490        180          176            180            176          0            0           12

   138,020.63     10.463      9.953        180          176            180            176          0            0           24

   132,772.81      9.664      9.154        180          176            180            176          0            0           36

 5,570,421.97     10.806     10.296        240          236            240            236          0            0            0

   130,160.39     11.162     10.652        240          235            240            235          0            0           12

 5,865,816.41     10.763     10.253        240          236            240            236          0            0           24

 2,289,837.70     10.433      9.923        240          236            240            236          0            0           36

   667,957.11     10.717     10.207        360          356            360            356          0            0            0

    56,917.56     11.000     10.490        360          356            360            356          0            0           12

 1,403,024.94     10.692     10.182        360          356            360            356          0            0           24

   455,287.10     10.159      9.649        360          356            360            356          0            0           36


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                                                              42

                                         COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]                     SERIES 2005-NC1
--------------------------------------------------------------------------------


                     GROUP 1 ADJUSTABLE RATE MORTGAGE LOANS

                                                                                      ORIGINAL   REMAINING
                                                            ORIGINAL      REMAINING   INTEREST   INTEREST               INITIAL
                            NET     ORIGINAL  REMAINING   AMORTIZATION  AMORTIZATION    ONLY      ONLY                    RATE
CURRENT         MORTGAGE  MORTGAGE    TERM      TERM          TERM          TERM        TERM      TERM        GROSS     CHANGE
BALANCE ($)      RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)    MARGIN(%)   CAP(%)
--------------  --------  --------  --------  ----------  ------------  ------------  --------  ----------  ----------  -------
  6,400,693.22     5.372     4.862       300         296           180           180       120         116       3.590   3.000

133,959,650.19     7.900     7.390       360         356           360           356         0           0       5.698   1.494

 15,304,624.35     7.772     7.262       360         356           360           356         0           0       5.703   1.500

361,887,649.03     7.361     6.851       360         356           360           356         0           0       5.623   1.500

  5,325,800.35     7.367     6.857       360         356           336           336        24          20       5.460   1.500

  1,682,950.00     7.791     7.281       360         356           336           336        24          20       5.532   1.500

 54,612,576.71     6.616     6.106       360         356           336           336        24          20       5.456   1.500

  5,323,554.51     7.755     7.245       360         356           360           356         0           0       5.485   1.432

    381,071.84     6.750     6.240       360         356           360           356         0           0       5.488   1.500

    356,351.60     7.079     6.569       360         356           360           356         0           0       5.410   1.500

 13,635,266.77     6.972     6.462       360         356           360           356         0           0       5.536   1.500

  1,032,927.02     7.293     6.783       360         356           324           324        36          32       5.403   1.500

  4,740,896.45     6.541     6.031       360         356           324           324        36          32       5.423   1.500


                                                            MONTHS
                                                            UNTIL              ORIGINAL
                                                RATE         NEXT              MONTHS TO
                                               CHANGE        RATE             PREPAYMENT
CURRENT         PERIODIC  MAXIMUM   MINIMUM   FREQUENCY   ADJUSTMENT           PENALTY
BALANCE ($)       CAP(%)   RATE(%)   RATE(%)   (MONTHS)      DATE     INDEX   EXPIRATION
--------------  --------  --------  --------  ----------  ----------  ------  ----------
  6,400,693.22     3.000    12.101     5.050           1           1     1ML           0

133,959,650.19     1.491    14.882     7.900           6          20     6ML           0

 15,304,624.35     1.500    14.772     7.772           6          20     6ML          12

361,887,649.03     1.500    14.361     7.359           6          20     6ML          24

  5,325,800.35     1.500    14.367     7.367           6          20     6ML           0

  1,682,950.00     1.500    14.791     7.791           6          20     6ML          12

 54,612,576.71     1.500    13.616     6.616           6          20     6ML          24

  5,323,554.51     1.432    14.620     7.755           6          32     6ML           0

    381,071.84     1.500    13.750     6.750           6          32     6ML          12

    356,351.60     1.500    14.079     7.079           6          32     6ML          24

 13,635,266.77     1.500    13.972     6.972           6          32     6ML          36

  1,032,927.02     1.500    14.293     7.293           6          32     6ML           0

  4,740,896.45     1.500    13.541     6.541           6          32     6ML          36

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]                     SERIES 2005-NC1
--------------------------------------------------------------------------------

                         GROUP 2 ASSUMED MORTGAGE POOLS

                        GROUP 2 FIXED RATE MORTGAGE LOAN


                                                                                           ORIGINAL    REMAINING    ORIGINAL
                                                                ORIGINAL       REMAINING   INTEREST-   INTEREST-    MONTHS TO
                             NET      ORIGINAL   REMAINING    AMORTIZATION   AMORTIZATION    ONLY        ONLY       PREPAYMENT
   CURRENT      MORTGAGE   MORTGAGE    TERM        TERM          TERM           TERM         TERM        TERM        PENALTY
 BALANCE ($)     RATE(%)    RATE(%)   (MONTHS)    (MONTHS)      (MONTHS)       (MONTHS)     (MONTHS)    (MONTHS)    EXPIRATION
-------------   --------   --------   --------   ----------   ------------   ------------   --------   ----------   ----------
    51,695.62      8.990      8.480        120          116            120            116          0            0           36

   171,627.60      8.918      8.408        180          176            180            176          0            0            0

    51,404.41      8.250      7.740        180          176            180            176          0            0           24

 1,265,310.93      8.798      8.288        180          176            180            176          0            0           36

   175,090.25      9.446      8.936        240          236            240            236          0            0           24

   732,978.25      8.902      8.392        240          236            240            236          0            0           36

   221,594.39      8.950      8.440        300          296            300            296          0            0           36

   903,896.49      6.917      6.407        360          356            360            356          0            0            0

 1,695,737.10      6.463      5.953        360          355            360            355          0            0           12

16,486,771.60      6.727      6.217        360          355            360            355          0            0           36

   461,049.86     10.793     10.283        240          236            240            236          0            0            0

   462,267.66     10.667     10.157        240          236            240            236          0            0           24

   291,726.85     10.479      9.969        240          236            240            236          0            0           36

   508,881.80     11.191     10.681        360          356            360            356          0            0            0

   168,747.80     10.857     10.347        360          356            360            356          0            0           12

 1,717,125.57     10.771     10.261        360          356            360            356          0            0           24

   324,370.66     10.123      9.613        360          356            360            356          0            0           36


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]                     SERIES 2005-NC1
                                         GROUP 2 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                     GROUP 2 ADJUSTABLE RATE MORTGAGE LOANS

                                                                                      ORIGINAL  REMAINING
                                                            ORIGINAL      REMAINING   INTEREST  INTEREST               INITIAL
                            NET     ORIGINAL  REMAINING   AMORTIZATION  AMORTIZATION   ONLY       ONLY                   RATE
   CURRENT      MORTGAGE  MORTGAGE    TERM       TERM         TERM         TERM        TERM       TERM        GROSS     CHANGE
  BALANCE ($)    RATE(%)  RATE(%)   (MONTHS)   (MONTHS)     (MONTHS)      (MONTHS)    (MONTHS)  (MONTHS)     MARGIN(%)  CAP(%)
--------------  --------  --------  --------  ----------  ------------  ------------  --------  ----------  ----------  -------
 16,853,838.95     5.269     4.759       300         295           180           180       120         115       3.485    3.000

 17,197,471.80     7.696     7.186       360         356           360           356         0           0       5.581    1.500

  2,374,849.45     7.417     6.907       360         356           360           356         0           0       5.519    1.500

 91,303,932.00     7.098     6.588       360         356           360           356         0           0       5.562    1.500

 11,099,069.17     7.673     7.163       360         356           336           336        24          20       5.473    1.500

  3,259,557.02     6.954     6.444       360         356           336           336        24          20       5.248    1.500

 93,957,759.60     6.512     6.002       360         356           336           336        24          20       5.449    1.500

    458,331.09     6.525     6.015       360         356           360           356         0           0       5.300    1.500

  2,018,601.44     6.339     5.829       360         356           360           356         0           0       5.517    1.500

  2,424,725.82     7.198     6.688       360         356           324           324        36          32       5.292    1.500

    301,626.00     6.250     5.740       360         356           324           324        36          32       5.550    1.500

  5,007,604.59     6.495     5.985       360         356           324           324        36          32       5.294    1.500


                                                           MONTHS
                                                            UNTIL             ORIGINAL
                                                RATE        NEXT              MONTHS TO
                                               CHANGE       RATE              PREPAYMENT
   CURRENT      PERIODIC  MAXIMUM   MINIMUM   FREQUENCY   ADJUSTMENT           PENALTY
  BALANCE ($)    CAP(%)   RATE(%)   RATE(%)    (MONTHS)     DATE      INDEX   EXPIRATION
--------------  --------  --------  --------  ----------  ----------  ------  ----------
 16,853,838.95     3.000    12.127     4.946           1           1     1ML           0

 17,197,471.80     1.500    14.696     7.696           6          20     6ML           0

  2,374,849.45     1.500    14.417     7.417           6          20     6ML          12

 91,303,932.00     1.500    14.098     7.098           6          20     6ML          24

 11,099,069.17     1.500    14.673     7.673           6          20     6ML           0

  3,259,557.02     1.500    13.954     6.954           6          20     6ML          12

 93,957,759.60     1.500    13.512     6.512           6          20     6ML          24

    458,331.09     1.500    13.525     6.525           6          32     6ML           0

  2,018,601.44     1.500    13.339     6.339           6          32     6ML          36

  2,424,725.82     1.500    14.198     7.198           6          32     6ML           0

    301,626.00     1.500    13.250     6.250           6          32     6ML          24

  5,007,604.59     1.500    13.495     6.495           6          32     6ML          36


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]                     SERIES 2005-NC1
--------------------------------------------------------------------------------

                            ONE MONTH LIBOR CAP TABLE

                                                         1ML STRIKE    1ML STRIKE
                BEGINNING      ENDING       NOTIONAL       LOWER          UPPER
  PERIOD         ACCRUAL      ACCRUAL      BALANCE ($)   COLLAR (%)     COLLAR (%)
-----------    ----------    ----------    ----------    ----------    ----------
          1      01/25/05      02/25/05    998,727,000        6.254         9.620
          2      02/25/05      03/25/05    987,405,684        7.040         9.620
          3      03/25/05      04/25/05    973,865,651        6.391         9.620
          4      04/25/05      05/25/05    958,147,427        6.637         9.620
          5      05/25/05      06/25/05   \940,284,062        6.412         9.620
          6      06/25/05      07/25/05    920,339,385        6.640         9.620
          7      07/25/05      08/25/05   \898,427,963        6.416         9.620
          8      08/25/05      09/25/05    874,892,163        6.418         9.620
          9      09/25/05      10/25/05    849,854,605        6.648         9.620
         10      10/25/05      11/25/05    825,532,120        6.424         9.620
         11      11/25/05      12/25/05    801,904,089        6.654         9.620
         12      12/25/05      01/25/06    778,950,488        6.430         9.620
         13      01/25/06      02/25/06    756,651,877        6.434         9.620
         14      02/25/06      03/25/06    734,989,380        7.168         9.620
         15      03/25/06      04/25/06    713,944,667        6.441         9.620
         16      04/25/06      05/25/06    693,499,943        6.672         9.620
         17      05/25/06      06/25/06    673,637,925        6.448         9.620
         18      06/25/06      07/25/06    654,341,836        6.679         9.620
         19      07/25/06      08/25/06    635,305,832        6.454         9.620
         20      08/25/06      09/25/06    602,823,505        6.462         9.620
         21      09/25/06      10/25/06    572,097,107        7.854         9.620
         22      10/25/06      11/25/06    543,029,280        7.590         9.620
         23      11/25/06      12/25/06    515,527,007        7.858         9.620
         24      12/25/06      01/25/07    489,671,875        7.596         9.620
         25      01/25/07      02/25/07    473,325,331        7.599         9.620
         26      02/25/07      03/25/07    457,529,615        8.458         9.620
         27      03/25/07      04/25/07    442,265,741        8.694         9.620
         28      04/25/07      05/25/07    427,572,817        8.997         9.620
         29      05/25/07      06/25/07    413,371,874        8.696         9.620
         30      06/25/07      07/25/07    399,646,040        9.000         9.620
         31      07/25/07      08/25/07    386,379,028        8.699         9.620
         32      08/25/07      09/25/07    373,555,122        8.701         9.620


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                    COMPUTATIONAL MATERIALS FOR
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2005-NC1
-------------------------------------------------------------------------------


                     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE



                                   AVAIL. FUNDS          AVAIL. FUNDS
PERIOD        PAYMENT DATE        CAP (%) (1)(2)        CAP (%) (1)(3)
------        ------------        --------------        --------------
   1            2/25/2005              8.226                 8.226
   2            3/25/2005              7.364                10.000
   3            4/25/2005              6.653                10.000
   4            5/25/2005              6.876                10.000
   5            6/25/2005              6.656                10.000
   6            7/25/2005              6.880                10.000
   7            8/25/2005              6.660                10.000
   8            9/25/2005              6.663                10.000
   9           10/25/2005              6.888                10.000
  10           11/25/2005              6.669                10.000
  11           12/25/2005              6.895                10.000
  12            1/25/2006              6.676                10.000
  13            2/25/2006              6.679                10.000
  14            3/25/2006              7.399                10.000
  15            4/25/2006              6.686                10.000
  16            5/25/2006              6.913                10.000
  17            6/25/2006              6.694                10.000
  18            7/25/2006              6.921                10.000
  19            8/25/2006              6.702                10.000
  20            9/25/2006              6.711                10.000
  21           10/25/2006              7.834                10.000
  22           11/25/2006              7.586                10.000
  23           12/25/2006              7.843                10.000
  24            1/25/2007              7.594                10.000
  25            2/25/2007              7.598                10.000
  26            3/25/2007              8.417                10.000
  27            4/25/2007              7.650                10.000
  28            5/25/2007              7.910                10.000
  29            6/25/2007              7.660                10.000
  30            7/25/2007              7.921                10.000
  31            8/25/2007              7.671                10.000
  32            9/25/2007              7.676                10.000
  33           10/25/2007              7.982                10.541
  34           11/25/2007              7.731                10.201
  35           12/25/2007              7.995                10.541
  36            1/25/2008              7.744                10.201
  37            2/25/2008              7.751                10.201
  38            3/25/2008              8.171                10.746
  39            4/25/2008              7.645                11.123
  40            5/25/2008              7.897                11.477
  41            6/25/2008              7.640                11.090
  42            7/25/2008              7.891                11.442
  43            8/25/2008              7.634                11.056
  44            9/25/2008              7.631                11.039
  45           10/25/2008              7.883                12.134
  46           11/25/2008              7.625                11.722
  47           12/25/2008              7.877                12.091
  48            1/25/2009              7.620                11.681
  49            2/25/2009              7.617                11.660
  50            3/25/2009              8.430                12.886
  51            4/25/2009              7.613                11.663
  52            5/25/2009              7.870                12.039
  53            6/25/2009              7.620                11.639
  54            7/25/2009              7.877                12.014
  55            8/25/2009              7.627                11.615
  56            9/25/2009              7.631                11.603
  57           10/25/2009              7.889                12.009
  58           11/25/2009              7.639                11.610
  59           12/25/2009              7.898                11.985
  60            1/25/2010              7.648                11.588
  61            2/25/2010              7.653                11.577
  62            3/25/2010              8.479                12.805
  63            4/25/2010              7.664                11.556
  64            5/25/2010              7.925                11.931
  65            6/25/2010              7.676                11.536
  66            7/25/2010              7.938                11.911
  67            8/25/2010              7.688                11.517
  68            9/25/2010              7.695                11.508
  69           10/25/2010              7.959                11.883
  70           11/25/2010              7.710                11.491
  71           12/25/2010              7.975                11.866
  72            1/25/2011              7.725                11.476
  73            2/25/2011              7.734                11.468
  74            3/25/2011               ***                 12.690

(1) Available Funds Cap for the Offered Certificates and the Class B-5 and Class B-6 Certificates is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period, multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 2.541% and 2.909%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 2.541% and 2.909%, respectively, for the first Distribution Date and both increase to 20.000% for each Distribution Date thereafter. The values indicated include proceeds from 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                    COMPUTATIONAL MATERIALS FOR
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2005-NC1
-------------------------------------------------------------------------------


                        DISCOUNT MARGIN TABLE (TO CALL)

                           0% PPC                80% PPC              100% PPC            150% PPC                200% PPC
                        DISC MARGIN            DISC MARGIN           DISC MARGIN         DISC MARGIN            DISC MARGIN

CLASS A-1B

      100.00000%                30.0                   30.0                  30.0                30.0                   30.0

       WAL (YRS)               18.30                   2.72                  2.10                1.20                   0.92
  MOD DURN (YRS)               13.72                   2.55                  1.99                1.17                   0.90
PRINCIPAL WINDOW       Feb05 - Jul33          Feb05 - Nov12         Feb05 - Feb11       Feb05 - Aug07          Feb05 - Oct06

CLASS A-2A

      100.00000%                11.0                   11.0                  11.0                11.0                   11.0

       WAL (YRS)               13.82                   1.18                  1.00                0.71                   0.55
  MOD DURN (YRS)               11.28                   1.16                  0.98                0.70                   0.54
PRINCIPAL WINDOW       Feb05 - Mar26          Feb05 - Mar07         Feb05 - Nov06       Feb05 - May06          Feb05 - Jan06

CLASS A-2B

      100.00000%                22.0                   22.0                  22.0                22.0                   22.0

       WAL (YRS)               24.82                   3.77                  2.70                1.67                   1.31
  MOD DURN (YRS)               17.89                   3.56                  2.59                1.63                   1.28
PRINCIPAL WINDOW       Mar26 - Apr33          Mar07 - Nov11         Nov06 - Apr10       May06 - Jan07          Jan06 - Aug06

CLASS A-2C

      100.00000%                34.0                   34.0                  34.0                34.0                   34.0

       WAL (YRS)               28.47                   7.66                  5.94                2.24                   1.67
  MOD DURN (YRS)               19.36                   6.87                  5.46                2.17                   1.62
PRINCIPAL WINDOW       Apr33 - Jul33          Nov11 - Nov12         Apr10 - Feb11       Jan07 - Jul07          Aug06 - Oct06

CLASS M-1

      100.00000%                50.0                   50.0                  50.0                50.0                   50.0

       WAL (YRS)               25.99                   5.21                  4.57                2.98                   1.85
  MOD DURN (YRS)               17.86                   4.78                  4.25                2.84                   1.79
PRINCIPAL WINDOW       Oct26 - Jul33          May08 - Nov12         Sep08 - Feb11       Aug07 - Oct08          Oct06 - Dec06

CLASS M-2

      100.00000%                75.0                   75.0                  75.0                75.0                   75.0

       WAL (YRS)               25.99                   5.18                  4.39                3.74                   2.11
  MOD DURN (YRS)               17.34                   4.71                  4.06                3.51                   2.03
PRINCIPAL WINDOW       Oct26 - Jul33          Mar08 - Nov12         Jun08 - Feb11       Oct08 - Oct08          Dec06 - May07

CLASS M-3

      100.00000%                80.0                   80.0                  80.0                80.0                   80.0

       WAL (YRS)               25.99                   5.16                  4.30                3.74                   2.32
  MOD DURN (YRS)               17.24                   4.68                  3.98                3.50                   2.22
PRINCIPAL WINDOW       Oct26 - Jul33          Mar08 - Nov12         Apr08 - Feb11       Oct08 - Oct08          May07 - May07


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                    COMPUTATIONAL MATERIALS FOR
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2005-NC1
-------------------------------------------------------------------------------


                        DISCOUNT MARGIN TABLE (TO CALL)


                           0% PPC                80% PPC              100% PPC            150% PPC                200% PPC
                        DISC MARGIN            DISC MARGIN           DISC MARGIN         DISC MARGIN            DISC MARGIN

CLASS B-1

      100.00000%               125.0                  125.0                 125.0               125.0                  125.0

       WAL (YRS)               25.99                   5.16                  4.27                3.66                   2.32
  MOD DURN (YRS)               16.36                   4.61                  3.90                3.40                   2.20
PRINCIPAL WINDOW       Oct26 - Jul33          Feb08 - Nov12         Apr08 - Feb11       Aug08 - Oct08          May07 - May07

CLASS B-2

      100.00000%               135.0                  135.0                 135.0               135.0                  135.0

       WAL (YRS)               25.99                   5.15                  4.23                3.54                   2.32
  MOD DURN (YRS)               16.18                   4.59                  3.86                3.29                   2.20
PRINCIPAL WINDOW       Oct26 - Jul33          Feb08 - Nov12         Mar08 - Feb11       Jun08 - Oct08          May07 - May07

CLASS B-3

      100.00000%               230.0                  230.0                 230.0               230.0                  230.0

       WAL (YRS)               25.99                   5.15                  4.23                3.46                   2.32
  MOD DURN (YRS)               14.55                   4.45                  3.76                3.15                   2.17
PRINCIPAL WINDOW       Oct26 - Jul33          Feb08 - Nov12         Mar08 - Feb11       May08 - Oct08          May07 - May07

CLASS B-4

       92.01016%               415.0                  541.0                 575.0               620.0                  733.0

       WAL (YRS)               25.99                   5.15                  4.22                3.39                   2.32
  MOD DURN (YRS)               12.25                   4.16                  3.55                2.96                   2.08
PRINCIPAL WINDOW       Oct26 - Jul33          Feb08 - Nov12         Feb08 - Feb11       Apr08 - Oct08          May07 - May07

CLASS B-5

       88.24700%               448.0                  647.0                 700.0               774.0                  926.0

       WAL (YRS)               25.90                   4.96                  4.06                3.23                   2.32
  MOD DURN (YRS)               11.95                   4.00                  3.40                2.81                   2.05
PRINCIPAL WINDOW       Oct26 - Jul33          Feb08 - Nov12         Feb08 - Feb11       Mar08 - Oct08          May07 - May07

CLASS B-6

       83.21895%               497.0                  817.0                 900.0               992.0                 1199.0

       WAL (YRS)               25.65                   4.56                  3.75                3.14                   2.32
  MOD DURN (YRS)               11.51                   3.70                  3.15                2.69                   2.02
PRINCIPAL WINDOW       Oct26 - Aug32          Feb08 - Feb11         Feb08 - Oct09       Feb08 - Mar08          May07 - May07


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                    COMPUTATIONAL MATERIALS FOR
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2005-NC1
-------------------------------------------------------------------------------


                      DISCOUNT MARGIN TABLE (TO MATURITY)


                           0% PPC                80% PPC              100% PPC            150% PPC                200% PPC
                        DISC MARGIN            DISC MARGIN           DISC MARGIN         DISC MARGIN            DISC MARGIN

CLASS A-1B

      100.00000%                30.0                   32.0                  32.0                30.0                   30.0

       WAL (YRS)               18.34                   2.99                  2.32                1.20                   0.92
  MOD DURN (YRS)               13.74                   2.75                  2.17                1.17                   0.90
PRINCIPAL WINDOW       Feb05 - Sep34          Feb05 - Feb23         Feb05 - Oct19       Feb05 - Aug07          Feb05 - Oct06

CLASS A-2A

      100.00000%                11.0                   11.0                  11.0                11.0                   11.0

       WAL (YRS)               13.82                   1.18                  1.00                0.71                   0.55
  MOD DURN (YRS)               11.28                   1.16                  0.98                0.70                   0.54
PRINCIPAL WINDOW       Feb05 - Mar26          Feb05 - Mar07         Feb05 - Nov06       Feb05 - May06          Feb05 - Jan06

CLASS A-2B

      100.00000%                22.0                   22.0                  22.0                22.0                   22.0

       WAL (YRS)               24.82                   3.77                  2.70                1.67                   1.31
  MOD DURN (YRS)               17.89                   3.56                  2.59                1.63                   1.28
PRINCIPAL WINDOW       Mar26 - Apr33          Mar07 - Nov11         Nov06 - Apr10       May06 - Jan07          Jan06 - Aug06

CLASS A-2C

      100.00000%                34.0                   40.0                  40.0                34.0                   34.0

       WAL (YRS)               29.00                   9.51                  7.34                2.24                   1.67
  MOD DURN (YRS)               19.59                   8.26                  6.57                2.17                   1.62
PRINCIPAL WINDOW       Apr33 - Sep34          Nov11 - Nov20         Apr10 - May17       Jan07 - Jul07          Aug06 - Oct06

CLASS M-1

      100.00000%                50.0                   52.0                  52.0                55.0                   50.0

       WAL (YRS)               26.11                   5.79                  5.05                3.81                   1.85
  MOD DURN (YRS)               17.91                   5.20                  4.63                3.53                   1.79
PRINCIPAL WINDOW       Oct26 - Aug34          May08 - Dec19         Sep08 - Jan17       Aug07 - Sep14          Oct06 - Dec06

CLASS M-2

      100.00000%                75.0                   78.0                  78.0                86.0                   75.0

       WAL (YRS)               26.11                   5.72                  4.83                5.54                   2.11
  MOD DURN (YRS)               17.38                   5.10                  4.41                5.03                   2.03
PRINCIPAL WINDOW       Oct26 - Jul34          Mar08 - Oct18         Jun08 - Jan16       Jul09 - Mar12          Dec06 - May07

CLASS M-3

      100.00000%                80.0                   83.0                  83.0                85.0                   83.0

       WAL (YRS)               26.10                   5.63                  4.69                4.25                   2.54
  MOD DURN (YRS)               17.28                   5.03                  4.28                3.95                   2.42
PRINCIPAL WINDOW       Oct26 - Jun34          Mar08 - Aug17         Apr08 - Jan15       Oct08 - Apr11          May07 - Nov07


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                    COMPUTATIONAL MATERIALS FOR
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2005-NC1
-------------------------------------------------------------------------------


                      DISCOUNT MARGIN TABLE (TO MATURITY)


                           0% PPC                80% PPC              100% PPC            150% PPC                200% PPC
                        DISC MARGIN            DISC MARGIN           DISC MARGIN         DISC MARGIN            DISC MARGIN

CLASS B-1

      100.00000%               125.0                  128.0                 129.0               128.0                  146.0

       WAL (YRS)               26.09                   5.55                  4.59                3.85                   3.66
  MOD DURN (YRS)               16.40                   4.89                  4.15                3.56                   3.36
PRINCIPAL WINDOW       Oct26 - Apr34          Feb08 - Feb16         Apr08 - Oct13       Aug08 - Jun10          Nov07 - Oct11

CLASS B-2

      100.00000%               135.0                  138.0                 138.0               138.0                  171.0

       WAL (YRS)               26.08                   5.47                  4.50                3.70                   5.20
  MOD DURN (YRS)               16.20                   4.82                  4.06                3.42                   4.65
PRINCIPAL WINDOW       Oct26 - Mar34          Feb08 - May15         Mar08 - Mar13       Jun08 - Jan10          Sep09 - Jan11

CLASS B-3

      100.00000%               230.0                  234.0                 234.0               233.0                  280.0

       WAL (YRS)               26.06                   5.38                  4.43                3.57                   4.35
  MOD DURN (YRS)               14.57                   4.61                  3.91                3.25                   3.85
PRINCIPAL WINDOW       Oct26 - Jan34          Feb08 - Aug14         Mar08 - Aug12       May08 - Sep09          Feb09 - Sep09

CLASS B-4

       92.01016%               415.0                  541.0                 574.0               619.0                  657.0

       WAL (YRS)               26.02                   5.25                  4.32                3.44                   3.85
  MOD DURN (YRS)               12.26                   4.22                  3.61                2.99                   3.30
PRINCIPAL WINDOW       Oct26 - Nov33          Feb08 - Dec13         Feb08 - Jan12       Apr08 - Apr09          Sep08 - Feb09

CLASS B-5

       88.24700%               448.0                  647.0                 700.0               774.0                  805.0

       WAL (YRS)               25.90                   4.96                  4.06                3.23                   3.45
  MOD DURN (YRS)               11.95                   4.00                  3.40                2.81                   2.96
PRINCIPAL WINDOW       Oct26 - Jul33          Feb08 - Nov12         Feb08 - Feb11       Mar08 - Oct08          May08 - Sep08

CLASS B-6

       83.21895%               497.0                  817.0                 900.0               992.0                 1021.0

       WAL (YRS)               25.65                   4.56                  3.75                3.14                   3.25
  MOD DURN (YRS)               11.51                   3.70                  3.15                2.69                   2.77
PRINCIPAL WINDOW       Oct26 - Aug32          Feb08 - Feb11         Feb08 - Oct09       Feb08 - Mar08          Apr08 - May08


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                    COMPUTATIONAL MATERIALS FOR
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2005-NC1
-------------------------------------------------------------------------------


                                 EXCESS SPREAD

Calculations are run to call at both static (1ML = 2.541%, 6ML = 2.909%) and forward LIBOR. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date minus (b) the total interest due on the Offered Certificates and the Class B-5 and Class B-6 Certificates, divided by (y) the aggregate principal balance of the Offered Certificates and the Class B-5 and Class B-6 Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Other assumptions include: (1) prepayment speed is 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) no defaults and no losses:


PERIOD           EXCESS SPREAD IN BPS              EXCESS SPREAD IN BPS
                    (STATIC LIBOR)                    (FORWARD LIBOR)

Avg yr1                 389                                 330
Avg yr2                 401                                 287
Avg yr3                 456                                 385
Avg yr4                 453                                 383
Avg yr5                 459                                 379


                    EXCESS SPREAD                                                  EXCESS SPREAD
                       IN BPS                1 MONTH            6 MONTH               IN BPS
PERIOD              (STATIC LIBOR)        FORWARD LIBOR      FORWARD LIBOR        (FORWARD LIBOR)

   1                     521                 2.5410%             2.9090%               521
   2                     435                 2.6510%             3.0260%               424
   3                     363                 2.8740%             3.1360%               331
   4                     385                 3.0150%             3.2210%               339
   5                     363                 3.0990%             3.2940%               309
   6                     385                 3.1700%             3.3650%               324
   7                     363                 3.2340%             3.4350%               295
   8                     362                 3.3000%             3.5020%               289
   9                     384                 3.3760%             3.5660%               303
  10                     362                 3.4500%             3.6220%               274
  11                     384                 3.5180%             3.6710%               289
  12                     361                 3.5820%             3.7140%               261
  13                     361                 3.6350%             3.7510%               255
  14                     432                 3.6760%             3.7830%               321
  15                     360                 3.7090%             3.8130%               248
  16                     382                 3.7390%             3.8440%               266
  17                     360                 3.7700%             3.8730%               241
  18                     382                 3.8000%             3.8970%               260
  19                     359                 3.8250%             3.9160%               235
  20                     358                 3.8550%             3.9390%               232
  21                     469                 3.8900%             3.9670%               364
  22                     443                 3.9100%             3.9970%               334
  23                     467                 3.9110%             4.0290%               359
  24                     440                 3.9120%             4.0620%               331
  25                     440                 3.9630%             4.0930%               325
  26                     520                 4.0210%             4.1110%               404
  27                     442                 4.0660%             4.1160%               380
  28                     467                 4.0950%             4.1110%               405
  29                     441                 4.1060%             4.1020%               374
  30                     466                 4.0970%             4.0940%               403
  31                     439                 4.0710%             4.0940%               376
  32                     438                 4.0480%             4.1080%               377
  33                     468                 4.0380%             4.1340%               412
  34                     441                 4.0410%             4.1700%               382
  35                     466                 4.0600%             4.2100%               408
  36                     439                 4.0970%             4.2520%               374
  37                     438                 4.1510%             4.2890%               368
  38                     485                 4.2030%             4.3170%               414
  39                     438                 4.2470%             4.3370%               374
  40                     465                 4.2820%             4.3510%               400
  41                     440                 4.3050%             4.3630%               369
  42                     466                 4.3170%             4.3740%               397
  43                     441                 4.3180%             4.3900%               368
  44                     441                 4.3210%             4.4130%               368
  45                     467                 4.3300%             4.4420%               403
  46                     442                 4.3480%             4.4740%               372
  47                     467                 4.3740%             4.5060%               398
  48                     441                 4.4090%             4.5350%               365
  49                     441                 4.4520%             4.5570%               360
  50                     523                 4.4910%             4.5700%               449
  51                     442                 4.5190%             4.5740%               362
  52                     467                 4.5380%             4.5730%               389
  53                     443                 4.5450%             4.5710%               359
  54                     469                 4.5400%             4.5720%               389
  55                     444                 4.5250%             4.5810%               361
  56                     444                 4.5150%             4.5990%               363
  57                     470                 4.5150%             4.6270%               396
  58                     446                 4.5270%             4.6600%               365
  59                     472                 4.5510%             4.6940%               392
  60                     447                 4.5880%             4.7250%               360
  61                     448                 4.6350%             4.7480%               355
  62                     531                 4.6780%             4.7600%               446
  63                     449                 4.7090%             4.7620%               357
  64                     476                 4.7270%             4.7590%               386
  65                     451                 4.7330%             4.7540%               356
  66                     478                 4.7240%             4.7530%               387
  67                     453                 4.7050%             4.7590%               360
  68                     454                 4.6920%             4.7770%               361
  69                     481                 4.6900%             4.8040%               395
  70                     456                 4.7000%             4.8370%               364
  71                     483                 4.7240%             4.8710%               393
  72                     459                 4.7610%             4.9010%               360
  73                     460                 4.8090%             4.9240%               356
  74                     ***                 4.8520%             4.9360%               448


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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


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